UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-22744

American Funds Corporate Bond Fund

(Exact Name of Registrant as Specified in Charter)

6455 Irvine Center Drive

Irvine, California 92618

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (949) 975-5000

Date of fiscal year end: May 31

Date of reporting period: May 31, 2020

Brian C. Janssen

American Funds Corporate Bond Fund

6455 Irvine Center Drive

Irvine, California 92618

(Name and Address of Agent for Service)

ITEM 1 – Reports to Stockholders

American Funds Corporate Bond Fund® Annual report for the year ended May 31, 2020

A research-driven
fund of high-quality
corporate bonds

Beginning January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, we intend to no longer mail paper copies of the fund’s shareholder reports, unless specifically requested from American Funds or your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Capital Group website (capitalgroup.com); you will be notified by mail and provided with a website link to access the report each time a report is posted. If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. If you prefer to receive shareholder reports and other communications electronically, you may update your mailing preferences with your financial intermediary, or enroll in e-delivery at capitalgroup.com (for accounts held directly with the fund).

You may elect to receive paper copies of all future reports free of charge. If you invest through a financial intermediary, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the fund, you may inform American Funds that you wish to continue receiving paper copies of your shareholder reports by contacting us at (800) 421-4225. Your election to receive paper reports will apply to all funds held with American Funds or through your financial intermediary.

American Funds Corporate Bond Fund seeks to provide maximum total return consistent with capital preservation and prudent risk management.

This fund is one of more than 40 offered by one of the nation’s largest mutual fund families, American Funds, by Capital Group. For nearly 90 years, Capital has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 3.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com.

Here are total returns on a $1,000 investment with all distributions reinvested for periods ended June 30, 2020 (the most recent calendar quarter-end):

	Cumulative total return	Average annual total return
			Lifetime
Class A shares	1 year	5 years	(since 12/14/12)

Reflecting 3.75% maximum sales charge	9.02%	5.79%	4.72%

The total annual fund operating expense ratio is 0.89% for Class A shares as of the prospectus dated August 1, 2020 (unaudited). The expense ratio is restated to reflect current fees. The net expense ratio is 0.85%.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser is currently reimbursing a portion of other expenses. This reimbursement will be in effect through at least August 1, 2021. After that time, the adviser may elect at its discretion to extend, modify or terminate the reimbursement. Investment results and the net expense ratio shown reflect the reimbursement, without which the results would have been lower and the expenses would have been higher. Refer to the fund’s most recent prospectus for details. Visit capitalgroup.com for more information.

The fund’s 30-day yield for Class A shares as of June 30, 2020, reflecting the 3.75% maximum sales charge and calculated in accordance with the U.S. Securities and Exchange Commission formula, was 0.98% (0.97% without the reimbursement).

The return of principal for bond funds and for funds with significant underlying bond holdings is not guaranteed. Fund shares are subject to the same interest rate, inflation and credit risks associated with the underlying bond holdings. Investing in bonds issued outside the U.S. may be subject to additional risks. They include currency fluctuations, political and social instability, differing securities regulations and accounting standards, higher transaction costs, possible changes in taxation, illiquidity and price volatility. These risks may be heightened in connection with investments in developing countries. Refer to the fund prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Contents

1	Letter to investors

3	The value of a $10,000 investment

4	Summary investment portfolio

8	Financial statements

34	Board of trustees and other officers

Fellow investors:

We are pleased to present you with the annual report for American Funds Corporate Bond Fund. For the 12 months ended May 31, 2020, the fund rose 14.10%, with all dividends reinvested. The fund’s primary benchmark, the Bloomberg Barclays U.S. Corporate Investment Grade Index, rose 10.03%, while the fund’s peer group, as measured by the Lipper Corporate Debt Funds BBB-Rated Average, rose 9.21%.

During this time, the fund generated dividends totaling about 24 cents a share, providing investors who reinvested dividends with an income return of 2.35%. The fund paid a capital gain distribution of about 12 cents a share.

At the end of the period, the fund’s corporate holdings represented about 84% of the portfolio on a market-value basis. The largest weighting was in the financial sector, accounting for nearly 15% of the portfolio. Utilities and health care bonds were also significant holdings, ending the fiscal year at around 14% and 11% of the portfolio, respectively. Government securities, primarily U.S. Treasury notes, accounted for roughly 7% of the portfolio. U.S.-domiciled issuers made up about 76% of the fund; issuers domiciled in the United Kingdom, Japan, Canada and Switzerland were most represented in the remainder. All securities are, and have been, denominated in U.S. dollars. A complete list of fund holdings begins on page 4.

Economic backdrop

The global economy contracted sharply in the final months of the fund’s fiscal year as a widespread coronavirus outbreak led governments around the world to impose strict lockdowns and social distancing measures that severely curtailed economic activity. The pandemic triggered supply chain disruptions, millions of job losses and severe market volatility. Central banks and national governments responded with large-scale monetary and fiscal policy measures to contain the fallout.

Prior to the pandemic, much of the fiscal year was marked by escalating U.S.-China trade tensions that eased as the two sides reached a limited trade truce in December. Amid concerns about slowing global growth, the Federal Reserve began to cut interest rates in the second half of 2019. In Europe, sluggish trade and manufacturing activity weighed on the export-dependent economy, prompting the European Central Bank

Results at a glance

For periods ended May 31, 2020, with all distributions reinvested

	Cumulative total returns		Average annual total returns
	6 months	1 year	3 years	5 years	Lifetime (since 12/14/12)

American Funds Corporate Bond Fund (Class A shares)	7.90%	14.10%	6.76%	5.97%	5.08%
Bloomberg Barclays U.S. Corporate Investment Grade Index*	3.33	10.03	5.76	5.03	4.27
Lipper Corporate Debt Funds BBB-Rated Average†	3.37	9.21	5.17	4.44	3.90
Lipper Corporate Debt Funds A-Rated Average†	3.85	9.16	5.03	4.24	3.68

*	Source: Bloomberg Index Services Ltd. The market index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.
†	Source: Refinitiv Lipper. Lipper averages reflect the current composition of all eligible mutual funds (all share classes) within a given category.

Since the fund’s inception through July 29, 2016, certain fees, such as 12b-1 fees, were not charged on Class A shares. If these expenses had been deducted, results would have been lower.

American Funds Corporate Bond Fund	1

to unveil a major stimulus package and cut interest rates deeper into negative territory in September.

While 2020 began on an optimistic note with the signing of the U.S.-China trade deal’s first phase and with U.S. unemployment at a 50-year low, by April the global health crisis had upended the economy. Business and consumer sentiment collapsed as businesses across the country were either shuttered or operating at reduced capacity, and the unemployment rate hit double digits. The turmoil brought the decade-long U.S. expansion to an end. U.S. GDP declined by an annualized 5% in the first quarter, reflecting weakness in consumer spending, business investment and exports.

Corporate bond market

Fixed income markets delivered strong positive returns during the fund’s fiscal year. The Bloomberg Barclays U.S. Corporate Bond Index returned 10% and the Bloomberg Barclays U.S. Treasury Index returned 11%. Corporate credit spreads — the premium investors receive for assuming credit risk — were historically tight for most of the year. Trade tensions and weakness in manufacturing pushed down Treasury yields as investors anticipated slower economic growth.

The shock of the coronavirus accelerated the rally in government bonds as demand soared for perceived safe-haven assets. The yield on the benchmark 10-year U.S. Treasury fell to an all-time low of 0.318% in early March, and short-term rates briefly turned negative a few weeks later. At the same time, investors fled corporate bonds, quickly pushing spreads to their widest levels since the global financial crisis.

As the coronavirus pandemic took hold, the Fed slashed interest rates to near zero and launched a massive monetary intervention to support financial markets and the U.S. economy, including plans to directly purchase corporate bonds. The ECB also launched fresh bond-buying programs.

The announcement of Fed programs and trillions of dollars in fiscal relief from Congress helped stabilize U.S. markets, leading to a substantial corporate bond rally in April. Companies took the opportunity to issue a record amount of debt, raising cash to shield against a potentially deep and prolonged economic downturn.

Inside the fund

Before the dramatic selloff of corporate bonds in March, the fund was conservatively positioned with larger-than-usual holdings of U.S. Treasuries. That stance benefited the fund by reducing its exposure to the market decline. It also provided us ample liquidity to acquire high-quality bonds at attractive valuations and to participate in the surge of new bond issuance as the market stabilized.

As credit spreads narrowed in April and May, we reduced credit exposure and returned to a more defensive posture. We focused on building positions in companies that stand to benefit from enduring trends arising from the pandemic, such as increased telecommuting and connectivity. These include Deutsche Telekom, AT&T, Verizon and Broadcom. Strong liquidity is another key theme, given that companies with ample cash will be in the best position to weather economic weakness and take advantage of strategic opportunities. In this vein, we bought the bonds of companies with strong balance sheets, like Apple, Disney and Procter & Gamble. From a sector perspective, we added materially to banks, information technology and communication services during the year, while reducing our exposure to retailers, autos and energy.

Outlook

The outlook has become significantly more challenging as the global health crisis has taken its toll on the economy. The fund’s fiscal year ended with deep uncertainty around the future path of coronavirus infections, the prospects for a vaccine, the shape of consumer behavior once lockdowns end and the potential for widespread business failures.

Despite the uncertainty, stock and bond markets rebounded meaningfully from the initial COVID-19 shock as central banks injected significant liquidity into the financial system. U.S. investment-grade credit spreads narrowed by more than 200 basis points from the peak in late March to the end of May. In our view, these tighter spreads were more reflective of central bank support than the fundamentals of corporate credit at a time of severe economic challenges. Other risk factors, such as a fraught U.S.-China relationship, the upcoming U.S. election and tensions within Europe on fiscal policy further complicate the investment environment.

In this climate, we are focused on strong credit quality and careful issuer selection. We are relying on rigorous analysis to identify compelling value among companies with resilient earnings, solid business fundamentals and the cash to withstand an extended downturn. While many companies have seen leverage increase as they’ve issued debt to raise cash, at this point we’re more focused on their liquidity strength. Overall, we remain defensively positioned and continue to closely monitor the trajectory of the coronavirus and the economy for clues to the future direction of corporate credit spreads.

We thank you for making American Funds Corporate Bond Fund part of your portfolio.

Cordially,

Scott Sykes
President

July 14, 2020

2	American Funds Corporate Bond Fund

The value of a $10,000 investment

How a $10,000 investment has fared for the period December 14, 2012, to May 31, 2020, with all distributions reinvested.

Fund results shown reflect deduction of the maximum sales charge of 3.75% on the $10,000 investment.1 Thus, the net amount invested was $9,625.

[1]	As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $100,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
[2]	Source: Bloomberg Index Services Ltd. The Bloomberg Barclays U.S. Corporate Investment Grade Index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.
[3]	Source: Refinitiv Lipper. Results of the Lipper Corporate Debt Funds BBB-Rated Average do not reflect any sales charges.

Past results are not predictive of results for future periods. The results shown are before taxes on fund distributions and sale of fund shares.

Total returns based on a $1,000 investment (for the period ended May 31, 2020)*

	Cumulative total return	Average annual total return
			Lifetime
	1 year	5 years	(since 12/14/12)

Class A shares	9.79%	5.16%	4.54%

*	Assumes reinvestment of all distributions and payment of the maximum 3.75% sales charge.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser is currently reimbursing a portion of other expenses. This reimbursement will be in effect through at least August 1, 2021. After that time, the adviser may elect at its discretion to extend, modify or terminate the reimbursement. Investment results shown reflect the reimbursement, without which the results would have been lower. Refer to the fund’s most recent prospectus for details. Visit capitalgroup.com for more information.

Although the fund has plans of distribution for Class A shares, fees for distribution services are not paid by the fund on amounts invested in the fund by the fund’s investment adviser. Because fees for distribution services were not charged on these assets, total returns were higher. See the “Plans of distribution” section of the prospectus for information on the distribution service fees permitted to be charged by the fund.

American Funds Corporate Bond Fund	3

Summary investment portfolio May 31, 2020

Industry sector diversification	Percent of net assets

Portfolio quality summary*	Percent of net assets
U.S. Treasury and agency†	6.80%
AAA/Aaa	.66
AA/Aa	9.93
A/A	34.28
BBB/Baa	37.82
Below investment grade	1.43
Short-term securities & other assets less liabilities	9.08
*	Bond ratings, which typically range from AAA/Aaa (highest) to D (lowest), are assigned by credit rating agencies such as Standard & Poor’s, Moody’s and/or Fitch as an indication of an issuer’s creditworthiness. In assigning a credit rating to a security, the fund looks specifically to the ratings assigned to the issuer of the security by Standard & Poor’s, Moody’s and/or Fitch. If agency ratings differ, the security will be considered to have received the highest of those ratings, consistent with the fund’s investment policies. The ratings are not covered by the Report of Independent Registered Public Accounting Firm.
†	These securities are guaranteed by the full faith and credit of the U.S. government.

Bonds, notes & other debt instruments 90.92%	Principal amount (000)	Value (000)
Corporate bonds & notes 83.95%
Financials 14.84%
Bank of America Corp. 2.592% 2031 (USD-SOFR + 2.15% on 4/29/2030)[1]	$4,770	$4,914
Bank of America Corp. 4.083% 2051 (3-month USD-LIBOR + 3.15% on 3/20/2050)[1]	3,934	4,713
Citigroup Inc. 3.106% 2026 (USD-SOFR + 2.842% on 3/8/2026)[1]	5,118	5,398
Citigroup Inc. 2.572% 2031 (USD-SOFR + 2.107% on 6/3/2030)[1]	5,624	5,626
Citigroup Inc. 2.31%–5.32% 2022–2041[1]	4,461	5,083
Credit Suisse AG (New York Branch) 2.95% 2025	1,275	1,371
Credit Suisse Group AG 4.194% 2031[1,2]	9,668	10,753
Credit Suisse Group AG 3.00%–4.55% 2023–2026[1,2]	1,325	1,407
Goldman Sachs Group, Inc. 3.80% 2030	11,666	12,923
Goldman Sachs Group, Inc. 1.56%–5.25% 2021–2026[3]	1,105	1,130
HSBC Holdings PLC 3.973% 2030 (3-month USD-LIBOR + 1.61% on 5/22/2029)[1]	4,565	4,986
HSBC Holdings PLC 2.85%–4.95% 2030–2031[1]	6,788	7,329
JPMorgan Chase & Co. 2.522% 2031 (USD-SOFR + 2.04% on 4/22/2030)[1]	7,734	7,915
JPMorgan Chase & Co. 2.30%–3.90% 2025–2051[1]	5,849	6,220
Morgan Stanley 2.699% 2031 (USD-SOFR + 1.143% on 1/22/2030)[1]	7,600	7,840
Other securities		87,747
		175,355

Utilities 14.14%
Ameren Corp. 3.50% 2031	5,865	6,531
Edison International 4.125% 2028	7,482	7,785
Edison International 3.55%–5.75% 2024–2027	5,619	6,139
FirstEnergy Corp. 2.65% 2030	5,775	6,033
Florida Power & Light Co. 2.85% 2025	1,375	1,498
Gulf Power Co. 3.30% 2027	1,000	1,085
NextEra Energy Capital Holdings, Inc. 2.25% 2030	7,530	7,688
NextEra Energy Capital Holdings, Inc. 2.75% 2025	1,700	1,821
Northern States Power Co. 2.90% 2050	1,888	1,997
Public Service Company of Colorado 1.90%–3.80% 2031–2051	4,234	4,646
Public Service Electric and Gas Co. 2.45% 2030	6,527	6,912

4	American Funds Corporate Bond Fund

	Principal amount (000)	Value (000)
Puget Energy, Inc. 6.50% 2020	$5,000	$5,149
Southern California Edison Co. 2.25% 2030	8,128	8,102
Southern California Edison Co. 3.50%–4.13% 2023–2050	9,609	10,348
Xcel Energy Inc. 2.60%–6.50% 2025–2049	9,468	10,870
Other securities		80,495
		167,099

Health care 10.74%
AbbVie Inc. 2.30%–4.88% 2021–2049[2]	11,159	12,124
Becton, Dickinson and Co. 2.894% 2022	5,010	5,207
Becton, Dickinson and Co. 3.70% 2027	8,561	9,581
Becton, Dickinson and Co. 2.82%–3.79% 2024–2050	2,835	3,061
Boston Scientific Corp. 2.65% 2030	4,280	4,423
Shire PLC 2.40%–3.20% 2021–2026	5,065	5,499
Takeda Pharmaceutical Co., Ltd. 4.40% 2023	9,795	10,893
Takeda Pharmaceutical Co., Ltd. 5.00% 2028	1,645	2,018
Teva Pharmaceutical Finance Co. BV 2.80% 2023	5,365	5,084
Other securities		69,039
		126,929

Information technology 7.87%
Adobe Inc. 1.70% 2023	5,000	5,172
Adobe Inc. 1.90% 2025	327	347
Adobe Inc. 2.15% 2027	4,781	5,120
Adobe Inc. 2.30% 2030	6,004	6,425
Apple Inc. 1.125% 2025	4,315	4,390
Broadcom Inc. 4.75% 2029[2]	7,059	7,745
Broadcom Inc. 5.00% 2030[2]	9,130	10,114
Broadcom Inc. 4.15%–4.70% 2025–2030[2]	2,500	2,636
Broadcom Ltd. 3.50%–3.88% 2024–2028	3,272	3,431
Fiserv, Inc. 3.50% 2029	5,515	6,098
Fiserv, Inc. 2.25%–4.40% 2027–2049	7,870	8,438
Global Payments Inc. 2.90% 2030	4,561	4,737
Other securities		28,291
		92,944

Energy 7.81%
Canadian Natural Resources Ltd. 3.85% 2027	5,238	5,419
Sabine Pass Liquefaction, LLC 4.50% 2030[2]	5,058	5,547
TransCanada PipeLines Ltd. 4.10% 2030	6,582	7,516
Other securities		73,743
		92,225

Industrials 7.49%
Boeing Co. 4.875% 2025	9,590	10,190
Boeing Co. 5.15% 2030	5,312	5,683
Boeing Co. 2.70%–5.04% 2022–2034	7,477	7,436
Other securities		65,222
		88,531

Communication services 7.41%
AT&T Inc. 2.75% 2031	5,840	5,894
AT&T Inc. 2.30%–4.75% 2027–2051	8,148	8,687
Charter Communications Operating, LLC/Charter Communications Operating Capital 2.80% 2031	4,395	4,406
Deutsche Telekom AG 3.625% 2050[2]	1,965	2,133
Fox Corp. 3.50% 2030	3,934	4,240
T-Mobile US, Inc. 3.875% 2030[2]	8,710	9,486
T-Mobile US, Inc. 4.375% 2040[2]	1,875	2,077
T-Mobile US, Inc. 4.50% 2050[2]	3,975	4,489
Verizon Communications Inc. 3.15% 2030	5,125	5,693
Verizon Communications Inc. 3.00%–5.25% 2027–2050	7,458	8,712
Walt Disney Co. 2.65% 2031	5,140	5,494
Other securities		26,164
		87,475

American Funds Corporate Bond Fund	5

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds & notes (continued)
Consumer staples 7.24%
Altria Group, Inc. 4.80% 2029	$4,380	$5,023
British American Tobacco PLC 3.557% 2027	5,503	5,791
British American Tobacco PLC 4.906% 2030	3,718	4,271
British American Tobacco PLC 2.76%–5.28% 2022–2050	8,655	9,255
Reynolds American Inc. 4.45%–5.85% 2025–2045	450	520
Other securities		60,719
		85,579

Consumer discretionary 2.65%
Other securities		31,258

Real estate 1.93%
Westfield Corp. Ltd. 3.15% 2022[2]	4,585	4,587
Other securities		18,171
		22,758

Materials 1.83%
Other securities		21,663

Total corporate bonds & notes		991,816

U.S. Treasury bonds & notes 6.80%
U.S. Treasury 6.80%
U.S. Treasury 0.25% 2025	8,123	8,102
U.S. Treasury 0.625% 2030	16,548	16,505
U.S. Treasury 2.375% 2049[4]	24,321	29,990
U.S. Treasury 2.00% 2050	14,553	16,646
U.S. Treasury 0.13%–3.13% 2021–2048[4]	8,932	9,108
		80,351

Other bonds & notes 0.17%
Other securities		2,068

Total bonds, notes & other debt instruments (cost: $1,012,099,000)		1,074,235

Short-term securities 7.80%	Shares
Money market investments 7.80%
Capital Group Central Cash Fund 0.28%[5]	921,531	92,162

Total short-term securities (cost: $92,167,000)		92,162
Total investment securities 98.72% (cost: $1,104,266,000)		1,166,397
Other assets less liabilities 1.28%		15,088

Net assets 100.00%		$1,181,485

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

6	American Funds Corporate Bond Fund

Futures contracts

		Number of		Notional amount [6]	Value at 5/31/2020 [7]	Unrealized appreciation (depreciation) at 5/31/2020
Contracts	Type	contracts	Expiration	(000)	(000)	(000)
2 Year U.S. Treasury Note Futures	Long	271	October 2020	$54,200	$59,849	$14
5 Year U.S. Treasury Note Futures	Long	168	October 2020	16,800	21,105	34
10 Year U.S. Treasury Note Futures	Short	43	September 2020	(4,300)	(5,980)	(17)
10 Year Ultra U.S. Treasury Note Futures	Short	620	September 2020	(62,000)	(97,543)	(371)
20 Year U.S. Treasury Bond Futures	Long	408	September 2020	40,800	72,777	246
30 Year Ultra U.S. Treasury Bond Futures	Short	17	September 2020	(1,700)	(3,707)	(26)
						$(120)

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Step bond; coupon rate may change at a later date.
[2]	Acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $151,123,000, which represented 12.79% of the net assets of the fund.
[3]	Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available.
[4]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $912,000, which represented .08% of the net assets of the fund.
[5]	Rate represents the seven-day yield at 5/31/2020.
[6]	Notional amount is calculated based on the number of contracts and notional contract size.
[7]	Value is calculated based on the notional amount and current market price.

Key to abbreviations and symbol

LIBOR = London Interbank Offered Rate
SOFR = Secured Overnight Financing Rate
USD/$ = U.S. dollars

See notes to financial statements.

American Funds Corporate Bond Fund	7

Financial statements

Statement of assets and liabilities
at May 31, 2020	(dollars in thousands)

Assets:
Investment securities in unaffiliated issuers, at value (cost: $1,104,266)		$1,166,397
Cash		50
Receivables for:
Sales of investments	$44,439
Sales of fund’s shares	10,675
Dividends and interest	6,825
Variation margin on futures contracts	597	62,536
		1,228,983
Liabilities:
Payables for:
Purchases of investments	44,763
Repurchases of fund’s shares	1,516
Dividends on fund’s shares	14
Investment advisory services	358
Services provided by related parties	271
Trustees’ deferred compensation	4
Variation margin on futures contracts	564
Other	8	47,498
Net assets at May 31, 2020		$1,181,485

Net assets consist of:
Capital paid in on shares of beneficial interest		$1,087,550
Total distributable earnings		93,935
Net assets at May 31, 2020		$1,181,485

(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) —
unlimited shares authorized (102,590 total shares outstanding)

		Shares	Net asset
	Net assets	outstanding	value per share
Class A	$807,390	70,107	$11.52
Class C	36,136	3,138	11.52
Class T	11	1	11.52
Class F-1	31,911	2,771	11.52
Class F-2	157,913	13,712	11.52
Class F-3	40,740	3,537	11.52
Class 529-A	52,913	4,594	11.52
Class 529-C	7,927	688	11.52
Class 529-E	2,217	192	11.52
Class 529-T	13	1	11.52
Class 529-F-1	6,344	551	11.52
Class R-1	1,023	89	11.52
Class R-2	8,059	700	11.52
Class R-2E	1,024	89	11.52
Class R-3	9,509	826	11.52
Class R-4	3,515	305	11.52
Class R-5E	1,269	110	11.52
Class R-5	1,469	128	11.52
Class R-6	12,102	1,051	11.52

See notes to financial statements.

8	American Funds Corporate Bond Fund

Statement of operations
for the year ended May 31, 2020	(dollars in thousands)

Investment income:
Income:
Interest	$25,267
Dividends	909	$26,176
Fees and expenses*:
Investment advisory services	3,215
Distribution services	2,544
Transfer agent services	920
Administrative services	252
Reports to shareholders	60
Registration statement and prospectus	298
Trustees’ compensation	3
Auditing and legal	241
Custodian	7
Other	32
Total fees and expenses before reimbursements	7,572
Less miscellaneous fee reimbursements	346
Total fees and expenses after reimbursements		7,226
Net investment income		18,950

Net realized gain and unrealized appreciation:
Net realized gain on:
Investments in unaffiliated issuers	43,288
Futures contracts	6,390	49,678
Net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	45,921
Futures contracts	(458)	45,463
Net realized gain and unrealized appreciation		95,141
Net increase in net assets resulting from operations		$114,091

*	Additional information related to class-specific fees and expenses is included in the notes to financial statements.

Statements of changes in net assets
(dollars in thousands)

	Year ended May 31,
	2020	2019
Operations:
Net investment income	$18,950	$14,990
Net realized gain (loss)	49,678	(1,931)
Net unrealized appreciation	45,463	26,622
Net increase in net assets resulting from operations	114,091	39,681

Distributions paid or accrued to shareholders	(28,872)	(14,837)

Net capital share transactions	453,046	110,113

Total increase in net assets	538,265	134,957

Net assets:
Beginning of year	643,220	508,263
End of year	$1,181,485	$643,220

See notes to financial statements.

American Funds Corporate Bond Fund	9

Notes to financial statements

1. Organization

American Funds Corporate Bond Fund (the “fund”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks to provide maximum total return consistent with capital preservation and prudent risk management.

The fund has 19 share classes consisting of six retail share classes (Classes A, C, T, F-1, F-2 and F-3), five 529 college savings plan share classes (Classes 529-A, 529-C, 529-E, 529-T and 529-F-1) and eight retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 3.75%[1]	None (except 1% for certain redemptions within 18 months of purchase without an initial sales charge)	None
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years[2]
Class 529-C	None	1% for redemptions within one year of purchase	Class 529-C converts to Class 529-A after 10 years[3]
Class 529-E	None	None	None
Classes T and 529-T4	Up to 2.50%	None	None
Classes F-1, F-2, F-3 and 529-F-1	None	None	None
Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6	None	None	None
[1]	Up to 3.50% for Class 529-A shares purchased on or after June 30, 2020.
[2]	Effective June 30, 2020, Class C converts to Class A after 8 years.
[3]	Effective June 30, 2020, Class 529-C converts to Class 529-A after 5 years.
[4]	Class T and 529-T shares are not available for purchase.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) are allocated daily among the various share classes based on the relative value of their settled shares. Realized gains and losses and unrealized appreciation and depreciation are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

10	American Funds Corporate Bond Fund

Distributions paid or accrued to shareholders — Income dividends are declared daily after the determination of the fund’s net investment income and are paid to shareholders monthly. Capital gain distributions are recorded on the ex-dividend date.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
Municipal securities	Standard inputs and, for certain distressed securities, cash flows or liquidation values using a net present value calculation based on inputs that include, but are not limited to, financial statements and debt contracts

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type. The Capital Group Central Cash Fund (“CCF”), a fund within the Capital Group Central Fund Series (“Central Funds”), is valued based upon a floating net asset value, which fluctuates with changes in the value of CCF’s portfolio securities. The underlying securities are valued based on the policies and procedures in CCF’s statement of additional information.

Exchange-traded futures are generally valued at the official settlement price of the exchange or market on which such instruments are traded, as of the close of business on the day the futures are being valued.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

American Funds Corporate Bond Fund	11

Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following tables present the fund’s valuation levels as of May 31, 2020 (dollars in thousands):

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Bonds, notes & other debt instruments:
Corporate bonds & notes	$—	$991,816	$—	$991,816
U.S. Treasury bonds & notes	—	80,351	—	80,351
Other	—	2,068	—	2,068
Short-term securities	92,162	—	—	92,162
Total	$92,162	$1,074,235	$—	$1,166,397

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$294	$—	$—	$294
Liabilities:
Unrealized depreciation on futures contracts	(414)	—	—	(414)
Total	$(120)	$—	$—	$(120)

*	Futures contracts are not included in the investment portfolio.

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the securities held by the fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency or central bank responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

12	American Funds Corporate Bond Fund

Economies and financial markets throughout the world are highly interconnected. Economic, financial or political events, trading and tariff arrangements, wars, terrorism, cybersecurity events, natural disasters, public health emergencies (such as the spread of infectious disease) and other circumstances in one country or region could have impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries affected, the value and liquidity of the fund’s investments may be negatively affected by developments in other countries and regions.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation related to the issuer, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by the fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. A general rise in interest rates may cause investors to sell debt securities on a large scale, which could also adversely affect the price and liquidity of debt securities and could also result in increased redemptions from the fund. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund failing to recoup the full amount of its initial investment and having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer or guarantor will weaken or be perceived to be weaker, and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. A downgrade or default affecting any of the fund’s securities could cause the value of the fund’s shares to decrease. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in seeking to assess credit and default risks.

Investing in securities backed by the U.S. government — Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates and the credit rating of the U.S. government. Securities issued by government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government.

Investing in derivatives — The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional securities, such as stocks and bonds. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a derivative instrument may expose the fund to losses in excess of its initial investment. Derivatives may be difficult to value, difficult for the fund to buy or sell at an opportune time or price and difficult, or even impossible, to terminate or otherwise offset. The fund’s use of derivatives may result in losses to the fund, and investing in derivatives may reduce the fund’s returns and increase the fund’s price volatility. The fund’s counterparty to a derivative transaction (including, if applicable, the fund’s clearing broker, the derivatives exchange or the clearinghouse) may be unable or unwilling to honor its financial obligations in respect of the transaction. In certain cases, the fund may be hindered or delayed in exercising remedies against or closing out derivative instruments with a counterparty, which may result in additional losses.

Liquidity risk — Certain fund holdings may be or may become difficult or impossible to sell, particularly during times of market turmoil. Liquidity may be impacted by the lack of an active market for a holding, legal or contractual restrictions on resale, or the reduced number and capacity of market participants to make a market in such holding. Market prices for less liquid or illiquid holdings may be volatile, and reduced liquidity may have an adverse impact on the market price of such holdings. Additionally, the sale of less liquid or illiquid holdings may involve substantial delays (including delays in settlement) and additional costs and the fund may be unable to sell such holdings when necessary to meet its liquidity needs or may be forced to sell at a loss.

American Funds Corporate Bond Fund	13

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as nationalization, currency blockage or the imposition of price controls or punitive taxes, each of which could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the U.S. may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, emerging market countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the fund’s net asset value. Additionally, emerging markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by banks, agents and depositories that are less established than those in developed countries.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses, including models, tools and data, employed by the investment adviser in this process may be flawed or incorrect and may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Certain investment techniques

Index-linked bonds — The fund has invested in index-linked bonds, which are fixed-income securities whose principal value is periodically adjusted to a government price index. Over the life of an index-linked bond, interest is paid on the adjusted principal value. Increases or decreases in the principal value of index-linked bonds are recorded as interest income in the fund’s statement of operations.

Futures contracts — The fund has entered into futures contracts, which provide for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument for a specified price, date, time and place designated at the time the contract is made. Futures contracts are used to strategically manage the fund’s interest rate sensitivity by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio.

Upon entering into futures contracts, and to maintain the fund’s open positions in futures contracts, the fund is required to deposit with a futures broker, known as a futures commission merchant (“FCM”), in a segregated account in the name of the FCM an amount of cash, U.S. government securities or other liquid securities, known as initial margin. The margin required for a particular futures contract is set by the exchange on which the contract is traded to serve as collateral, and may be significantly modified from time to time by the exchange during the term of the contract.

On a daily basis, the fund pays or receives variation margin based on the increase or decrease in the value of the futures contracts and records variation margin on futures contracts in the statement of assets and liabilities. In addition, the fund segregates liquid assets equivalent to the fund’s outstanding obligations under the contract in excess of the initial margin and variation margin, if any. Futures contracts may involve a risk of loss in excess of the variation margin shown on the fund’s statement of assets and liabilities. The fund records realized gains or losses at the time the futures contract is closed or expires. Net realized gains or losses and net unrealized appreciation or depreciation from futures contracts are recorded in the fund’s statement of operations. The average month-end notional amount of futures contracts while held was $87,533,000.

14	American Funds Corporate Bond Fund

The following tables identify the location and fair value amounts on the fund’s statement of assets and liabilities and the effect on the fund’s statement of operations resulting from the fund’s use of futures contracts as of, or for the year ended, May 31, 2020 (dollars in thousands):

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures	Interest	Unrealized appreciation*	$294	Unrealized depreciation*	$414

		Net realized gain		Net unrealized depreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Interest	Net realized gain on futures contracts	$6,390	Net unrealized depreciation on futures contracts	$(458)

*	Includes cumulative appreciation/depreciation on futures contracts as reported in the applicable table following the fund’s investment portfolio. Only current day’s variation margin is reported within the statement of assets and liabilities.

Collateral — The fund receives or pledges highly liquid assets, such as cash or U.S. government securities, as collateral due to its use of futures contracts. The purpose of the collateral is to cover potential losses that could occur in the event that either party cannot meet its contractual obligation. Non-cash collateral pledged by the fund, if any, is disclosed in the fund’s investment portfolio, and cash collateral pledged by the fund, if any, is held in a segregated account with the fund’s custodian, which is reflected as pledged cash collateral in the fund’s statement of assets and liabilities.

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the year ended May 31, 2020, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any significant interest or penalties.

The fund’s tax returns are not subject to examination by federal, state and, if applicable, non-U.S. tax authorities after the expiration of each jurisdiction’s statute of limitations, which is generally three years after the date of filing but can be extended in certain jurisdictions.

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. The fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. Gains realized by the fund on the sale of securities in certain countries, if any, may be subject to non-U.S. taxes. If applicable, the fund records an estimated deferred tax liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; cost of investments sold; net capital losses and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

During the year ended May 31, 2020, the fund reclassified $2,419,000 from total distributable earnings to capital paid in on shares of beneficial interest to align financial reporting with tax reporting. The fund also utilized capital loss carryforward of $4,609,000.

American Funds Corporate Bond Fund	15

As of May 31, 2020, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investments were as follows (dollars in thousands):

Undistributed ordinary income	$23,025
Undistributed long-term capital gains	12,625
Gross unrealized appreciation on investments	63,429
Gross unrealized depreciation on investments	(2,521)
Net unrealized appreciation on investments	60,908
Cost of investments	1,105,369

Tax-basis distributions paid or accrued to shareholders from ordinary income were as follows (dollars in thousands):

	Year ended May 31
Share class	2020		2019
Class A	$22,021		$11,867
Class C	722		346
Class T	—	*	—	*
Class F-1	321		162
Class F-2	2,133		905
Class F-3	790		287
Class 529-A	1,416		695
Class 529-C	174		95
Class 529-E	48		24
Class 529-T	—	*	—	*
Class 529-F-1	174		94
Class R-1	42		9
Class R-2	156		78
Class R-2E	24		9
Class R-3	246		129
Class R-4	118		55
Class R-5E	31		11
Class R-5	49		27
Class R-6	407		44
Total	$28,872		$14,837

*	Amount less than one thousand.

7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors®, Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on an annual rate of 0.377% of daily net assets. For the year ended May 31, 2020, the investment advisory services fee was $3,215,000.

Miscellaneous fee reimbursements — CRMC has agreed to reimburse a portion of miscellaneous fees and expenses of the fund. For the year ended May 31, 2020, total fees and expenses reimbursed by CRMC were $346,000. This reimbursement may be adjusted or discontinued, subject to any restrictions in the fund’s prospectus. Fees and expenses in the statement of operations are presented gross of any reimbursements from CRMC.

16	American Funds Corporate Bond Fund

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, F-3, R-5E, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted in this section. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

Share class	Currently approved limits	Plan limits
Class A	0.30%	0.30%
Class 529-A	0.30	0.50
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Classes 529-E and R-3	0.50	0.75
Classes T, F-1, 529-T, 529-F-1 and R-4	0.25	0.50

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limits are not exceeded. As of May 31, 2020, unreimbursed expenses subject to reimbursement totaled $97,000 for Class A shares. There were no unreimbursed expenses subject to reimbursement for Class 529-A shares.

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to all share classes. Administrative services are provided by CRMC and its affiliates to help assist third parties providing non-distribution services to fund shareholders. These services include providing in-depth information on the fund and market developments that impact fund investments. Administrative services also include, but are not limited to, coordinating, monitoring and overseeing third parties that provide services to fund shareholders. The agreement provides the fund the ability to charge an administrative services fee at the annual rate of 0.05% of the daily net assets attributable to each share class of the fund. Prior to July 1, 2019, Class A shares paid CRMC an administrative services fee at the annual rate of 0.01% of daily net assets and all other share classes paid a fee at the annual rate of 0.05% of their respective daily net assets. The fund’s board of trustees authorized the fund to pay CRMC effective July 1, 2019, an administrative services fee at the annual rate of 0.03% of the average daily net assets attributable to each share class of the fund (which could increase as noted above) for CRMC’s provision of administrative services.

529 plan services — Each 529 share class is subject to service fees to compensate the Virginia College Savings Plan (“Virginia529”) for its oversight and administration of the CollegeAmerica 529 college savings plan. The fee is based on the combined net assets invested in Class 529 and ABLE shares of the American Funds. Class ABLE shares are offered on other American Funds by Virginia529 through ABLEAmerica®, a tax-advantaged savings program for individuals with disabilities. Prior to January 1, 2020, the quarterly fee was based on a series of decreasing annual rates beginning with 0.10% on the first $20 billion of the combined net assets invested in the American Funds and decreasing to 0.03% on such assets in excess of $100 billion. Effective January 1, 2020, the quarterly fee was amended to a series of decreasing annual rates beginning with 0.09% on the first $20 billion of the combined net assets invested in the American Funds and decreasing to 0.03% on such assets in excess of $100 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 and ABLE shares of the American Funds for the last month of the prior calendar quarter. The fee is included in other expenses in the fund’s statement of operations. Virginia529 is not considered a related party to the fund.

American Funds Corporate Bond Fund	17

For the year ended May 31, 2020, class-specific expenses under the agreements were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services		Administrative services		529 plan services
Class A	$1,961	$718		$188		Not applicable
Class C	272	30		9		Not applicable
Class T	—	—	*	—	*	Not applicable
Class F-1	26	13		3		Not applicable
Class F-2	Not applicable	63		19		Not applicable
Class F-3	Not applicable	1		7		Not applicable
Class 529-A	101	43		13		$27
Class 529-C	68	7		2		4
Class 529-E	8	—	*	1		1
Class 529-T	—	—	*	—	*	—	*
Class 529-F-1	—	5		2		3
Class R-1	13	—	*	—	*	Not applicable
Class R-2	43	19		2		Not applicable
Class R-2E	4	2		—	*	Not applicable
Class R-3	39	12		2		Not applicable
Class R-4	9	4		1		Not applicable
Class R-5E	Not applicable	1		—	*	Not applicable
Class R-5	Not applicable	1		—	*	Not applicable
Class R-6	Not applicable	1		3		Not applicable
Total class-specific expenses	$2,544	$920		$252		$35

*	Amount less than one thousand.

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation in the fund’s statement of operations reflects the current fees (either paid in cash or deferred) and a net increase or decrease in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the fund.

Investment in CCF — The fund holds shares of CCF, an institutional prime money market fund managed by CRMC. CCF invests in high-quality, short-term money market instruments. CCF is used as the primary investment vehicle for the fund’s short-term investments. CCF shares are only available for purchase by CRMC, its affiliates, and other funds managed by CRMC or its affiliates, and are not available to the public. CRMC does not receive an investment advisory services fee from CCF.

Security transactions with related funds — The fund purchased securities from, and sold securities to, other funds managed by CRMC (or funds managed by certain affiliates of CRMC) under procedures adopted by the fund’s board of trustees. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers. Each transaction was executed at the current market price of the security and no brokerage commissions or fees were paid in accordance with Rule 17a-7 of the 1940 Act. During the year ended May 31, 2020, the fund engaged in such purchase and sale transactions with related funds in the amounts of $54,600,000 and $25,848,000, respectively, which generated $1,062,000 of net realized losses from such sales.

Interfund lending — Pursuant to an exemptive order issued by the SEC, the fund, along with other CRMC-managed funds (or funds managed by certain affiliates of CRMC), may participate in an interfund lending program. The program provides an alternate credit facility that permits the funds to lend or borrow cash for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. The fund did not lend or borrow cash through the interfund lending program at any time during the year ended May 31, 2020.

18	American Funds Corporate Bond Fund

8. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales*		Reinvestments of distributions				Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount		Shares

Year ended May 31, 2020

Class A	$379,413	34,764	$21,860		2,004		$(158,659)	(14,700)	$242,614		22,068
Class C	23,437	2,133	717		66		(10,692)	(995)	13,462		1,204
Class T	—	—	—		—		—	—	—		—
Class F-1	28,972	2,588	317		29		(4,740)	(432)	24,549		2,185
Class F-2	151,580	13,648	2,125		194		(41,152)	(3,806)	112,553		10,036
Class F-3	34,451	3,138	790		72		(8,080)	(751)	27,161		2,459
Class 529-A	27,724	2,540	1,409		129		(11,328)	(1,043)	17,805		1,626
Class 529-C	3,826	354	172		16		(2,790)	(255)	1,208		115
Class 529-E	1,383	127	48		4		(429)	(41)	1,002		90
Class 529-T	—	—	—	†	—	†	—	—	—	†	—	†
Class 529-F-1	2,630	241	173		16		(864)	(80)	1,939		177
Class R-1	1,770	164	41		4		(1,485)	(135)	326		33
Class R-2	5,270	478	155		14		(2,580)	(237)	2,845		255
Class R-2E	808	74	23		2		(389)	(35)	442		41
Class R-3	3,987	365	245		23		(2,175)	(202)	2,057		186
Class R-4	1,766	161	116		11		(1,718)	(159)	164		13
Class R-5E	1,217	113	30		3		(672)	(61)	575		55
Class R-5	535	49	48		4		(268)	(24)	315		29
Class R-6	7,915	738	406		37		(4,292)	(396)	4,029		379
Total net increase (decrease)	$676,684	61,675	$28,675		2,628		$(252,313)	(23,352)	$453,046		40,951

Year ended May 31, 2019

Class A	$163,813	16,284	$11,712		1,165		$(100,766)	(10,091)	$74,759		7,358
Class C	9,685	961	340		34		(7,272)	(727)	2,753		268
Class T	—	—	—		—		—	—	—		—
Class F-1	2,847	282	161		16		(6,611)	(663)	(3,603)		(365)
Class F-2	25,663	2,555	901		89		(15,685)	(1,573)	10,879		1,071
Class F-3	5,110	508	283		28		(2,432)	(243)	2,961		293
Class 529-A	12,434	1,234	690		69		(5,978)	(600)	7,146		703
Class 529-C	2,719	270	95		9		(1,418)	(142)	1,396		137
Class 529-E	487	48	24		2		(414)	(41)	97		9
Class 529-T	—	—	—	†	—	†	—	—	—	†	—	†
Class 529-F-1	2,589	260	92		9		(1,416)	(143)	1,265		126
Class R-1	406	40	8		1		(116)	(11)	298		30
Class R-2	2,583	257	77		8		(1,449)	(144)	1,211		121
Class R-2E	379	38	9		1		(191)	(20)	197		19
Class R-3	2,966	296	129		13		(655)	(66)	2,440		243
Class R-4	1,314	129	55		5		(195)	(19)	1,174		115
Class R-5E	522	52	11		1		(24)	(2)	509		51
Class R-5	447	45	26		3		(158)	(16)	315		32
Class R-6	6,536	637	43		4		(263)	(26)	6,316		615
Total net increase (decrease)	$240,500	23,896	$14,656		1,457		$(145,043)	(14,527)	$110,113		10,826

*	Includes exchanges between share classes of the fund.
†	Amount less than one thousand.

9. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $1,433,621,000 and $1,060,582,000, respectively, during the year ended May 31, 2020.

American Funds Corporate Bond Fund	19

Financial highlights

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]		Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimburse- ments[4]		Ratio of expenses to average net assets after reimburse- ments[3,4]		Ratio of net income to average net assets[3]
Class A:
5/31/2020	$10.44	$.24	$1.20	$1.44	$(.24)	$(.12)	$(.36)	$11.52	14.10%		$807		.88%		.84%		2.20%
5/31/2019	10.00	.28	.44	.72	(.28)	—	(.28)	10.44	7.32		501		.95		.94		2.80
5/31/2018	10.33	.24	(.30)	(.06)	(.24)	(.03)	(.27)	10.00	(.64)		407		1.03		.90		2.37
5/31/2017	10.27	.22	.18	.40	(.23)	(.11)	(.34)	10.33	3.90	[5]	211		.98	[5]	.87	[5]	2.16	[5]
5/31/2016	10.20	.30	.26	.56	(.29)	(.20)	(.49)	10.27	5.71	[5]	52		.75	[5]	.53	[5]	2.97	[5]
Class C:
5/31/2020	10.44	.17	1.20	1.37	(.17)	(.12)	(.29)	11.52	13.30		36		1.58		1.54		1.50
5/31/2019	10.00	.20	.44	.64	(.20)	—	(.20)	10.44	6.53		20		1.70		1.69		2.05
5/31/2018	10.33	.16	(.30)	(.14)	(.16)	(.03)	(.19)	10.00	(1.41)		17		1.81		1.68		1.58
5/31/2017[6,7]	10.57	.12	(.18)	(.06)	(.11)	(.07)	(.18)	10.33	(.47)[8]		10		1.77		1.64		1.40
Class T:
5/31/2020	10.44	.27	1.20	1.47	(.27)	(.12)	(.39)	11.52	14.43	[5]	—	[9]	.59	[5]	.55	[5]	2.51	[5]
5/31/2019	10.00	.30	.44	.74	(.30)	—	(.30)	10.44	7.60	[5]	—	[9]	.69	[5]	.68	[5]	3.06	[5]
5/31/2018	10.33	.26	(.30)	(.04)	(.26)	(.03)	(.29)	10.00	(.40)[5]		—	[9]	.83	[5]	.68	[5]	2.56	[5]
5/31/2017[6,10]	10.17	.04	.16	.20	(.04)	—	(.04)	10.33	1.97	[5,8]	—	[9]	.15	[5,8]	.10	[5,8]	.37	[5,8]
Class F-1:
5/31/2020	10.44	.25	1.20	1.45	(.25)	(.12)	(.37)	11.52	14.13		32		.84		.80		2.18
5/31/2019	10.00	.28	.44	.72	(.28)	—	(.28)	10.44	7.30		6		.98		.97		2.77
5/31/2018	10.33	.23	(.30)	(.07)	(.23)	(.03)	(.26)	10.00	(.69)		9		1.05		.94		2.35
5/31/2017[6,7]	10.57	.18	(.18)	— [11]	(.17)	(.07)	(.24)	10.33	.09	[8]	2		1.14		1.00		2.07
Class F-2:
5/31/2020	10.44	.27	1.20	1.47	(.27)	(.12)	(.39)	11.52	14.44		158		.57		.53		2.47
5/31/2019	10.00	.30	.44	.74	(.30)	—	(.30)	10.44	7.60		38		.69		.67		3.07
5/31/2018	10.33	.26	(.30)	(.04)	(.26)	(.03)	(.29)	10.00	(.41)		26		.76		.66		2.64
5/31/2017[6,7]	10.57	.20	(.17)	.03	(.20)	(.07)	(.27)	10.33	.33	[8]	5		.77		.66		2.35
Class F-3:
5/31/2020	10.44	.29	1.20	1.49	(.29)	(.12)	(.41)	11.52	14.55		41		.48		.44		2.56
5/31/2019	10.00	.31	.44	.75	(.31)	—	(.31)	10.44	7.72		11		.59		.57		3.17
5/31/2018	10.33	.27	(.30)	(.03)	(.27)	(.03)	(.30)	10.00	(.32)		8		.71		.58		2.69
5/31/2017[6,12]	10.09	.09	.24	.33	(.09)	—	(.09)	10.33	3.29	[8]	3		.32	[8]	.20	[8]	.89	[8]
Class 529-A:
5/31/2020	10.44	.24	1.20	1.44	(.24)	(.12)	(.36)	11.52	14.09		53		.88		.84		2.20
5/31/2019	10.00	.28	.44	.72	(.28)	—	(.28)	10.44	7.33		31		.95		.94		2.80
5/31/2018	10.33	.23	(.30)	(.07)	(.23)	(.03)	(.26)	10.00	(.73)		23		1.09		.98		2.32
5/31/2017[6,7]	10.57	.17	(.17)	— [11]	(.17)	(.07)	(.24)	10.33	.06	[8]	6		1.15		1.01		2.06

20	American Funds Corporate Bond Fund

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimburse- ments[4]		Ratio of expenses to average net assets after reimburse- ments[3,4]		Ratio of net income to average net assets[3]
Class 529-C:
5/31/2020	$10.44	$.16	$1.20	$1.36	$(.16)	$(.12)	$(.28)	$11.52	13.24%	$8		1.64%		1.60%		1.45%
5/31/2019	10.00	.20	.44	.64	(.20)	—	(.20)	10.44	6.47	6		1.75		1.74		2.00
5/31/2018	10.33	.15	(.30)	(.15)	(.15)	(.03)	(.18)	10.00	(1.47)	4		1.86		1.74		1.53
5/31/2017[6,7]	10.57	.12	(.18)	(.06)	(.11)	(.07)	(.18)	10.33	(.48)[8]	2		1.82		1.69		1.36
Class 529-E:
5/31/2020	10.44	.22	1.20	1.42	(.22)	(.12)	(.34)	11.52	13.89	2		1.06		1.02		2.00
5/31/2019	10.00	.26	.44	.70	(.26)	—	(.26)	10.44	7.09	1		1.17		1.16		2.58
5/31/2018	10.33	.21	(.30)	(.09)	(.21)	(.03)	(.24)	10.00	(.90)	1		1.29		1.16		2.11
5/31/2017[6,7]	10.57	.16	(.17)	(.01)	(.16)	(.07)	(.23)	10.33	(.02)[8]	1		1.27		1.13		1.93
Class 529-T:
5/31/2020	10.44	.27	1.20	1.47	(.27)	(.12)	(.39)	11.52	14.38 [5]	—	[9]	.64	[5]	.61	[5]	2.46	[5]
5/31/2019	10.00	.30	.44	.74	(.30)	—	(.30)	10.44	7.52 [5]	—	[9]	.76	[5]	.75	[5]	3.00	[5]
5/31/2018	10.33	.26	(.30)	(.04)	(.26)	(.03)	(.29)	10.00	(.47)[5]	—	[9]	.89	[5]	.75	[5]	2.49	[5]
5/31/2017[6,10]	10.17	.04	.16	.20	(.04)	—	(.04)	10.33	1.96 [5,8]	—	[9]	.16	[5,8]	.11	[5,8]	.36	[5,8]
Class 529-F-1:
5/31/2020	10.44	.27	1.20	1.47	(.27)	(.12)	(.39)	11.52	14.37	6		.64		.60		2.44
5/31/2019	10.00	.30	.44	.74	(.30)	—	(.30)	10.44	7.54	4		.75		.73		3.02
5/31/2018	10.33	.26	(.30)	(.04)	(.26)	(.03)	(.29)	10.00	(.48)	2		.85		.74		2.57
5/31/2017[6,7]	10.57	.20	(.18)	.02	(.19)	(.07)	(.26)	10.33	.30 [8]	1		.85		.71		2.36
Class R-1:
5/31/2020	10.44	.18	1.20	1.38	(.18)	(.12)	(.30)	11.52	13.41	1		1.49		1.45		1.58
5/31/2019	10.00	.21	.44	.65	(.21)	—	(.21)	10.44	6.64	1		1.59		1.57		2.18
5/31/2018	10.33	.18	(.30)	(.12)	(.18)	(.03)	(.21)	10.00	(1.19)[5]	—	[9]	1.59	[5]	1.48	[5]	1.83	[5]
5/31/2017[6,7]	10.57	.18	(.17)	.01	(.18)	(.07)	(.25)	10.33	.15 [5,8]	—	[9]	1.12	[5]	.97	[5]	2.06	[5]
Class R-2:
5/31/2020	10.44	.17	1.20	1.37	(.17)	(.12)	(.29)	11.52	13.34	8		1.55		1.51		1.53
5/31/2019	10.00	.21	.44	.65	(.21)	—	(.21)	10.44	6.58	5		1.65		1.63		2.11
5/31/2018	10.33	.17	(.30)	(.13)	(.17)	(.03)	(.20)	10.00	(1.35)	3		1.74		1.61		1.68
5/31/2017[6,7]	10.57	.15	(.17)	(.02)	(.15)	(.07)	(.22)	10.33	(.11)[8]	1		1.64		1.39		1.75
Class R-2E:
5/31/2020	10.44	.20	1.20	1.40	(.20)	(.12)	(.32)	11.52	13.67	1		1.26		1.22		1.81
5/31/2019	10.00	.24	.44	.68	(.24)	—	(.24)	10.44	6.90	—	[9]	1.35		1.33		2.45
5/31/2018	10.33	.23	(.30)	(.07)	(.23)	(.03)	(.26)	10.00	(.73)[5]	—	[9]	1.32	[5]	1.22	[5]	2.16	[5]
5/31/2017[6,7]	10.57	.20	(.17)	.03	(.20)	(.07)	(.27)	10.33	.36 [5,8]	—	[9]	.75	[5]	.63	[5]	2.33	[5]

See end of table for footnotes.

American Funds Corporate Bond Fund	21

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimburse- ments[4]	Ratio of expenses to average net assets after reimburse- ments[3,4]	Ratio of net income to average net assets[3]
Class R-3:
5/31/2020	$10.44	$.22	$1.20	$1.42	$(.22)	$(.12)	$(.34)	$11.52	13.82%	$10		1.13%	1.09%	1.96%
5/31/2019	10.00	.25	.44	.69	(.25)	—	(.25)	10.44	7.03	7		1.22	1.21	2.54
5/31/2018	10.33	.21	(.30)	(.09)	(.21)	(.03)	(.24)	10.00	(.92)	4		1.28	1.18	2.16
5/31/2017[6,7]	10.57	.17	(.17)	— [11]	(.17)	(.07)	(.24)	10.33	.10 [8]	1		1.29	1.11	2.02
Class R-4:
5/31/2020	10.44	.25	1.20	1.45	(.25)	(.12)	(.37)	11.52	14.16	4		.83	.79	2.27
5/31/2019	10.00	.28	.44	.72	(.28)	—	(.28)	10.44	7.34	3		.93	.92	2.82
5/31/2018	10.33	.24	(.30)	(.06)	(.24)	(.03)	(.27)	10.00	(.66)	2		1.05	.92	2.36
5/31/2017[6,7]	10.57	.20	(.18)	.02	(.19)	(.07)	(.26)	10.33	.26 [8]	1		1.15	.85	2.31
Class R-5E:
5/31/2020	10.44	.27	1.20	1.47	(.27)	(.12)	(.39)	11.52	14.37	1		.64	.59	2.43
5/31/2019	10.00	.30	.44	.74	(.30)	—	(.30)	10.44	7.59	1		.70	.68	3.08
5/31/2018	10.33	.27	(.30)	(.03)	(.27)	(.03)	(.30)	10.00	(.35)	—	[9]	.81	.61	2.66
5/31/2017[6,7]	10.57	.20	(.17)	.03	(.20)	(.07)	(.27)	10.33	.37 [8]	—	[9]	.73	.62	2.34
Class R-5:
5/31/2020	10.44	.28	1.20	1.48	(.28)	(.12)	(.40)	11.52	14.49	1		.53	.49	2.55
5/31/2019	10.00	.31	.44	.75	(.31)	—	(.31)	10.44	7.67	1		.63	.61	3.14
5/31/2018	10.33	.27	(.30)	(.03)	(.27)	(.03)	(.30)	10.00	(.37)	1		.74	.62	2.67
5/31/2017[6,7]	10.57	.21	(.18)	.03	(.20)	(.07)	(.27)	10.33	.34 [8]	—	[9]	.81	.63	2.42
Class R-6:
5/31/2020	10.44	.29	1.20	1.49	(.29)	(.12)	(.41)	11.52	14.55	12		.48	.45	2.62
5/31/2019	10.00	.31	.44	.75	(.31)	—	(.31)	10.44	7.70	7		.60	.58	3.21
5/31/2018	10.33	.27	(.30)	(.03)	(.27)	(.03)	(.30)	10.00	(.36)	1		.76	.62	2.63
5/31/2017[6,7]	10.57	.21	(.19)	.02	(.19)	(.07)	(.26)	10.33	.30 [8]	1		.84	.62	2.54

	Year ended May 31,
	2020	2019	2018	2017	2016
Portfolio turnover rate for all share classes[13]	232%	203%	153%	162%	295%

[1]	Based on average shares outstanding.
[2]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[3]	This column reflects the impact of reimbursements from CRMC. During the periods shown, CRMC reimbursed a portion of miscellaneous fees and expenses.
[4]	Ratios do not include expenses of any Central Funds. The fund indirectly bears its proportionate share of the expenses of any Central Funds.
[5]	All or a significant portion of assets in this class consisted of seed capital invested by CRMC and/or its affiliates. Fees for distribution services are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.
[6]	Based on operations for a period that is less than a full year.
[7]	This share class began investment operations on July 29, 2016.
[8]	Not annualized.
[9]	Amount less than $1 million.
[10]	Class T and 529-T shares began investment operations on April 7, 2017.
[11]	Amount less than $.01.
[12]	Class F-3 shares began investment operations on January 27, 2017.
[13]	Rates do not include the fund’s portfolio activity with respect to any Central Funds.

See notes to financial statements.

22	American Funds Corporate Bond Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of American Funds Corporate Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the summary investment portfolio, of American Funds Corporate Bond Fund (the “Fund”) as of May 31, 2020, the related statement of operations for the year ended May 31, 2020, the statement of changes in net assets for each of the two years in the period ended May 31, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended May 31, 2020 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Los Angeles, California
July 14, 2020

We have served as the auditor of one or more investment companies in The Capital Group Companies Investment Company Complex since 1934.

American Funds Corporate Bond Fund	23

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (December 1, 2019, through May 31, 2020).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2, F-3 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

24	American Funds Corporate Bond Fund

	Beginning account value 12/1/2019	Ending account value 5/31/2020	Expenses paid during period*	Annualized expense ratio
Class A – actual return	$1,000.00	$1,079.01	$4.26	.82%
Class A – assumed 5% return	1,000.00	1,020.90	4.14	.82
Class C – actual return	1,000.00	1,075.27	7.89	1.52
Class C – assumed 5% return	1,000.00	1,017.40	7.67	1.52
Class T – actual return	1,000.00	1,080.56	2.76	.53
Class T – assumed 5% return	1,000.00	1,022.35	2.68	.53
Class F-1 – actual return	1,000.00	1,079.18	4.00	.77
Class F-1 – assumed 5% return	1,000.00	1,021.15	3.89	.77
Class F-2 – actual return	1,000.00	1,080.61	2.65	.51
Class F-2 – assumed 5% return	1,000.00	1,022.45	2.58	.51
Class F-3 – actual return	1,000.00	1,081.14	2.13	.41
Class F-3 – assumed 5% return	1,000.00	1,022.95	2.07	.41
Class 529-A – actual return	1,000.00	1,079.15	4.11	.79
Class 529-A – assumed 5% return	1,000.00	1,021.05	3.99	.79
Class 529-C – actual return	1,000.00	1,074.99	8.14	1.57
Class 529-C – assumed 5% return	1,000.00	1,017.15	7.92	1.57
Class 529-E – actual return	1,000.00	1,078.02	5.20	1.00
Class 529-E – assumed 5% return	1,000.00	1,020.00	5.05	1.00
Class 529-T – actual return	1,000.00	1,080.26	3.02	.58
Class 529-T – assumed 5% return	1,000.00	1,022.10	2.93	.58
Class 529-F-1 – actual return	1,000.00	1,080.31	2.96	.57
Class 529-F-1 – assumed 5% return	1,000.00	1,022.15	2.88	.57
Class R-1 – actual return	1,000.00	1,075.86	7.42	1.43
Class R-1 – assumed 5% return	1,000.00	1,017.85	7.21	1.43
Class R-2 – actual return	1,000.00	1,075.50	7.63	1.47
Class R-2 – assumed 5% return	1,000.00	1,017.65	7.41	1.47
Class R-2E – actual return	1,000.00	1,076.98	6.23	1.20
Class R-2E – assumed 5% return	1,000.00	1,019.00	6.06	1.20
Class R-3 – actual return	1,000.00	1,077.71	5.51	1.06
Class R-3 – assumed 5% return	1,000.00	1,019.70	5.35	1.06
Class R-4 – actual return	1,000.00	1,079.30	3.95	.76
Class R-4 – assumed 5% return	1,000.00	1,021.20	3.84	.76
Class R-5E – actual return	1,000.00	1,080.33	2.96	.57
Class R-5E – assumed 5% return	1,000.00	1,022.15	2.88	.57
Class R-5 – actual return	1,000.00	1,080.89	2.39	.46
Class R-5 – assumed 5% return	1,000.00	1,022.70	2.33	.46
Class R-6 – actual return	1,000.00	1,081.14	2.19	.42
Class R-6 – assumed 5% return	1,000.00	1,022.90	2.12	.42

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 366 (to reflect the one-half year period).

American Funds Corporate Bond Fund	25

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended May 31, 2020:

Qualified dividend income	$218,000
Corporate dividends received deduction	$118,000
U.S. government income that may be exempt from state taxation	$1,189,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2021, to determine the calendar year amounts to be included on their 2020 tax returns. Shareholders should consult their tax advisors.

26	American Funds Corporate Bond Fund

Approval of Investment Advisory and Service Agreement

The fund’s board has approved the continuation of the fund’s Investment Advisory and Service Agreement (the “agreement”) with Capital Research and Management Company (“CRMC”) for an additional one-year term through April 30, 2021. The board approved the agreement following the recommendation of the fund’s Contracts Committee (the “committee”), which is composed of all the fund’s independent board members. The board and the committee determined in the exercise of their business judgment that the fund’s advisory fee structure was fair and reasonable in relation to the services provided, and that approving the agreement was in the best interests of the fund and its shareholders.

In reaching this decision, the board and the committee took into account their interaction with CRMC as well as information furnished to them throughout the year and otherwise provided to them, as well as information prepared specifically in connection with their review of the agreement, and were advised by their independent counsel with respect to the matters considered. They considered the following factors, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor, and each board and committee member did not necessarily attribute the same weight to each factor.

1. Nature, extent and quality of services

The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of CRMC and the Capital Group organization; the resources and systems CRMC devotes to investment management (the manner in which the fund’s assets are managed, including liquidity management), financial, investment operations, compliance, trading, proxy voting, shareholder communications, and other services; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee also considered the nature, extent and quality of administrative and shareholder services provided by CRMC to the fund under the agreement and other agreements, as well as the benefits to fund shareholders from investing in a fund that is part of a large family of funds. The board considered the risks assumed by CRMC in providing services to the fund, including operational, business, financial, reputational, regulatory and litigation risks. The board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit the fund and its shareholders.

2. Investment results

The board and the committee considered the investment results of the fund in light of its objective. They compared the fund’s investment results with those of other funds (including funds that currently form the basis of the Lipper index for the category in which the fund is included), and data such as relevant market and fund indexes over various periods (including the fund’s lifetime) through September 30, 2019. They generally placed greater emphasis on longer term periods. On the basis of this evaluation and the board’s and the committee’s ongoing review of investment results, and considering the relative market conditions during certain of the reporting periods, the board and the committee concluded that the fund’s investment results have been satisfactory for renewal of the agreement, and that CRMC’s record in managing the fund indicated that its continued management should benefit the fund and its shareholders.

3. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expense levels of the fund to those of other relevant funds. They observed that the fund’s advisory fees and expenses were competitive with those of other similar funds included in the comparable Lipper category. The board and the committee also considered the breakpoint discounts in the fund’s advisory fee structure that reduce the level of fees charged by CRMC to the fund as fund assets increase. In addition, they reviewed information regarding the effective advisory fees charged to non-mutual fund clients by CRMC and its affiliates. They noted that, to the extent there were differences between the advisory fees paid by the fund and the advisory fees paid by those clients, the differences appropriately reflected the investment, operational, regulatory and market differences between advising the fund and the other clients. The board and the committee concluded that the fund’s cost structure was fair and reasonable in relation to the services provided, as well as the risks assumed by the adviser, and that the fund’s shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC by the fund.

American Funds Corporate Bond Fund	27

4. Ancillary benefits

The board and the committee considered a variety of other benefits that CRMC and its affiliates receive as a result of CRMC’s relationship with the fund and other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the fund’s principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC and its institutional management affiliates in managing other investment vehicles. The board and the committee reviewed CRMC’s portfolio trading practices, noting that through December 31, 2018, CRMC benefited from research obtained with commissions from portfolio transactions made on behalf of the fund, and since that time has undertaken to bear the cost of obtaining such research. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to CRMC by the fund.

5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CRMC’s costs and related cost allocation methodology as well as its track record of investing in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments, and attract and retain qualified personnel. They noted information regarding the compensation structure for CRMC’s investment professionals. They reviewed information on the profitability of the investment adviser and its affiliates. The board and the committee also compared CRMC’s profitability and compensation data to the reported results and data of several large, publicly held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. They further considered the breakpoint discounts in the fund’s advisory fee structure and CRMC’s sharing of potential economies of scale, or efficiencies, through breakpoints and other fee reductions and costs voluntarily absorbed. The board and the committee concluded that the fund’s advisory fee structure reflected a reasonable sharing of benefits between CRMC and the fund’s shareholders.

28	American Funds Corporate Bond Fund

Liquidity Risk Management Program

The fund has adopted a liquidity risk management program (the “program”). The fund’s board has designated Capital Research and Management Company (“CRMC”) as the administrator of the program. Personnel of CRMC or its affiliates conduct the day-to-day operation of the program pursuant to policies and procedures administered by the Capital Group Liquidity Risk Management Committee.

Under the program, CRMC manages the fund’s liquidity risk, which is the risk that the fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the fund. This risk is managed by monitoring the degree of liquidity of the fund’s investments, limiting the amount of the fund’s illiquid investments, and utilizing various risk management tools and facilities available to the fund for meeting shareholder redemptions, among other means. CRMC’s process of determining the degree of liquidity of the fund’s investments is supported by one or more third-party liquidity assessment vendors.

The fund’s board reviewed a report prepared by CRMC regarding the operation and effectiveness of the program for the period December 1, 2018, through September 30, 2019. No significant liquidity events impacting the fund were noted in the report. In addition, CRMC provided its assessment that the program had been effective in managing the fund’s liquidity risk.

American Funds Corporate Bond Fund	29

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30	American Funds Corporate Bond Fund

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American Funds Corporate Bond Fund	31

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32	American Funds Corporate Bond Fund

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American Funds Corporate Bond Fund	33

Board of trustees and other officers

Independent trustees1

Name and year of birth	Year first elected a trustee of the fund[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
William H. Baribault, 1945	2012	Chairman of the Board and CEO, Oakwood Advisors (private investment and consulting); former CEO and President, Richard Nixon Foundation	89	General Finance Corporation
James G. Ellis, 1947	2012	Professor of Marketing and former Dean, Marshall School of Business, University of Southern California	99	Mercury General Corporation
Nariman Farvardin, 1956	2018	President, Stevens Institute of Technology	86	None
Mary Davis Holt, 1950	2015-2016; 2017	Principal, Mary Davis Holt Enterprises, LLC (leadership development consulting); former Partner, Flynn Heath Holt Leadership, LLC (leadership consulting); former COO, Time Life Inc. (1993-2003)	86	None
R. Clark Hooper, 1946	2012	Private investor	89	None
Merit E. Janow, 1958	2012	Dean and Professor, Columbia University, School of International and Public Affairs	88	MasterCard Incorporated; Trimble Inc.
Margaret Spellings, 1957 Chairman of the Board (Independent and Non-Executive)	2012	President and CEO, Texas 2036; former President, Margaret Spellings & Company (public policy and strategic consulting); former President, The University of North Carolina; former President, George W. Bush Foundation	90	None
Alexandra Trower, 1964	2018	Executive Vice President, Global Communications and Corporate Officer, The Estée Lauder Companies	85	None
Paul S. Williams, 1959	2020	Former Partner/Managing Director, Major, Lindsey & Africa (executive recruiting firm)	85	Corporate Director, Compass Minerals, Inc. (producer of salt and specialty fertilizers)

Interested trustees4,5

Name, year of birth and position with fund	Year first elected a trustee or officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
Michael C. Gitlin, 1970	2015	Vice Chairman and Director, Capital Research and Management Company; Partner — Capital Fixed Income Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.;[6] served as Head of Fixed Income at a large investment management firm prior to joining Capital Research and Management Company in 2015	85	None
Karl J. Zeile, 1966	2019	Partner — Capital Fixed Income Investors, Capital Research and Management Company	20	None

The fund’s statement of additional information includes further details about fund trustees and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the American Funds website at americanfunds.com. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

34	American Funds Corporate Bond Fund

Other officers5

Name, year of birth and position with fund	Year first elected an officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund
Scott Sykes, 1971 President	2018	Partner — Capital Fixed Income Investors, Capital Research and Management Company
Kristine M. Nishiyama, 1970 Executive Vice President	2012	Senior Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company; Chair, Senior Vice President, General Counsel and Director, Capital Bank and Trust Company[6]
Karen Choi, 1973 Senior Vice President	2019	Partner — Capital Fixed Income Investors, Capital Research and Management Company
Steven I. Koszalka, 1964 Secretary	2012	Vice President — Fund Business Management Group, Capital Research and Management Company
Brian C. Janssen, 1972 Treasurer	2012	Vice President — Investment Operations, Capital Research and Management Company
Jane Y. Chung, 1974 Assistant Secretary	2014	Associate — Fund Business Management Group, Capital Research and Management Company
Sandra Chuon, 1972 Assistant Treasurer	2019	Assistant Vice President — Investment Operations, Capital Research and Management Company
Gregory F. Niland, 1971 Assistant Treasurer	2015	Vice President — Investment Operations, Capital Research and Management Company

[1]	The term independent trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the fund serve until their resignation, removal or retirement.
[3]	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[4]	The term interested trustee refers to a trustee who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
[5]	All of the trustees and/or officers listed are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[6]	Company affiliated with Capital Research and Management Company.

American Funds Corporate Bond Fund	35

Office of the fund

6455 Irvine Center Drive
Irvine, CA 92618-4518

Investment adviser

Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

Transfer agent for shareholder accounts

American Funds Service Company
(Write to the address near you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets

Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Counsel

Morgan, Lewis & Bockius LLP
One Federal Street
Boston, MA 02110-1726

Independent registered public accounting firm

PricewaterhouseCoopers LLP
601 South Figueroa Street
Los Angeles, CA 90017-3874

Principal underwriter

American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

36	American Funds Corporate Bond Fund

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the Capital Group website at capitalgroup.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on our American Funds website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on our website.

A complete May 31, 2020, portfolio of American Funds Corporate Bond Fund’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

American Funds Corporate Bond Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. This filing is available free of charge on the SEC website. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of American Funds Corporate Bond Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after September 30, 2020, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

Bloomberg® is a trademark of Bloomberg Finance L.P. (collectively with its affiliates, “Bloomberg”). Barclays® is a trademark of Barclays Bank Plc (collectively with its affiliates, “Barclays”), used under license. Neither Bloomberg nor Barclays approves or endorses this material, guarantees the accuracy or completeness of any information herein and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

American Funds Distributors, Inc., member FINRA.

The Capital Advantage®

Since 1931, Capital Group, home of American Funds, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM — has resulted in superior outcomes.

Aligned with investor success

We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 28 years of investment experience, including 22 years at our company, reflecting a career commitment to our long-term approach.1

The Capital System

The Capital System combines individual accountability with teamwork. Funds using The Capital System are divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

American Funds’ superior outcomes

Equity funds have beaten their Lipper peer indexes in 92% of 10-year periods and 99% of 20-year periods.2 Fixed income funds have helped investors achieve diversification through attention to correlation between bonds and equities.3 Fund management fees have been among the lowest in the industry.4

[1]	Investment industry experience as of December 31, 2019.
[2]	Based on Class F-2 share results for rolling periods through December 31, 2019. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date (except Capital Income Builder and SMALLCAP World Fund, for which the Lipper average was used). Expenses differ for each share class, so results will vary.
[3]	Based on Class F-2 share results as of December 31, 2019. Fifteen of the 17 fixed income American Funds that have been in existence for the three-year period showed a three-year correlation below 0.2. Standard & Poor’s 500 Composite Index was used as an equity market proxy. Correlation based on monthly total returns. Correlation is a statistical measure of how two securities move in relation to each other. A correlation ranges from –1 to 1. A positive correlation close to 1 implies that as one security moves, either up or down, the other security will move in “lockstep,” in the same direction. A negative correlation close to –1 indicates that the securities have moved in the opposite direction.
[4]	On average, our management fees were in the lowest quintile 65% of the time, based on the 20-year period ended December 31, 2019, versus comparable Lipper categories, excluding funds of funds.

Class F-2 shares were first offered on August 1, 2008. Class F-2 share results prior to the date of first sale are hypothetical based on the results of the original share class of the fund without a sales charge, adjusted for typical estimated expenses. Results for certain funds with an inception date after August 1, 2008, also include hypothetical returns because those funds’ Class F-2 shares sold after the funds’ date of first offering. Please see capitalgroup.com for more information on specific expense adjustments and the actual dates of first sale.

All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made by calling 800/421-4225 or to the Secretary of the Registrant, 6455 Irvine Center Drive, Irvine, California 92618.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that James G. Ellis, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

CBF

Registrant:

a) Audit Fees:
Audit	2019	6,000
	2020	87,000

b) Audit-Related Fees:
	2019	None
	2020	None

c) Tax Fees:
	2019	9,000
	2020	9,000
	The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
	2019	None
	2020	None

	Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:
	Not Applicable

b) Audit-Related Fees:
	2019	None
	2020	None
	The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 18 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
	2019	None
	2020	15,000

	The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
	2019	2,000
	2020	12,000
	The other fees consist of subscription services related to an accounting research tool.

	All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

	Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $11,000 for fiscal year 2019 and $36,000 for fiscal year 2020. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

American Funds Corporate Bond Fund®

Investment portfolio

May 31, 2020

Bonds, notes & other debt instruments 90.92% Corporate bonds & notes 83.95% Financials 14.84%	Principal amount (000)	Value (000)
ACE INA Holdings Inc. 2.30% 2020	$200	$201
ACE INA Holdings Inc. 2.875% 2022	1,205	1,266
ACE INA Holdings Inc. 3.35% 2026	675	754
Allstate Corp. 3.85% 2049	1,000	1,171
American International Group, Inc. 2.50% 2025	1,500	1,553
American International Group, Inc. 3.90% 2026	300	330
American International Group, Inc. 3.40% 2030	2,110	2,219
American International Group, Inc. 4.80% 2045	100	116
American International Group, Inc. 4.375% 2050	1,640	1,820
AON Corp. 2.20% 2022	2,126	2,189
Bank of America Corp. 2.592% 2031 (USD-SOFR + 2.15% on 4/29/2030)1	4,770	4,914
Bank of America Corp. 3.946% 2049 (3-month USD-LIBOR + 1.19% on 1/23/2048)1	80	93
Bank of America Corp. 4.083% 2051 (3-month USD-LIBOR + 3.15% on 3/20/2050)1	3,934	4,713
Berkshire Hathaway Finance Corp. 4.20% 2048	813	1,012
Berkshire Hathaway Finance Corp. 4.25% 2049	300	377
Berkshire Hathaway Inc. 3.125% 2026	1,350	1,509
Berkshire Hathaway Inc. 4.50% 2043	125	164
Citigroup Inc. 2.312% 2022 (USD-SOFR + 0.867% on 11/4/2021)1	2,000	2,028
Citigroup Inc. 3.106% 2026 (USD-SOFR + 2.842% on 3/8/2026)1	5,118	5,398
Citigroup Inc. 2.976% 2030 (USD-SOFR + 1.422% on 11/5/2029)1	40	42
Citigroup Inc. 2.572% 2031 (USD-SOFR + 2.107% on 6/3/2030)1	5,624	5,626
Citigroup Inc. 2.666% 2031 (USD-SOFR + 1.146% on 1/29/2030)1	177	180
Citigroup Inc. 4.412% 2031 (USD-SOFR + 3.914% on 3/31/2030)1	665	767
Citigroup Inc. 5.316% 2041 (USD-SOFR + 4.548% on 3/26/2040)1	1,579	2,066
Commonwealth Bank of Australia 3.61% 2034 (UST Yield Curve Rate T Note Constant Maturity 5-year + 2.05% on 9/12/2029)1,2	1,125	1,166
Cooperatieve Rabobank UA 2.625% 20242	1,200	1,248
Crédit Agricole SA 3.25% 20242	600	638
Crédit Agricole SA 4.375% 20252	480	519
Credit Suisse AG (New York Branch) 2.95% 2025	1,275	1,371
Credit Suisse Group AG 2.997% 2023 (3-month USD-LIBOR + 1.20% on 12/14/2022)1,2	650	671
Credit Suisse Group AG 3.80% 2023	425	452
Credit Suisse Group AG 4.55% 2026	250	284
Credit Suisse Group AG 4.194% 20311,2	9,668	10,753
Danske Bank AS 2.70% 20222	200	204
Deutsche Bank AG (3-month USD-LIBOR + 0.97%) 2.281% 20203	850	850
Five Corners Funding Trust II 2.85% 20302	500	511
GE Capital Funding, LLC 4.40% 20302	588	611
Goldman Sachs Group, Inc. 5.25% 2021	680	712
Goldman Sachs Group, Inc. (3-month USD-LIBOR + 1.17%) 1.562% 20263	425	418
Goldman Sachs Group, Inc. 3.80% 2030	11,666	12,923
Groupe BPCE SA 5.70% 20232	200	220
Groupe BPCE SA 5.15% 20242	620	679
Hartford Financial Services Group, Inc. 2.80% 2029	1,770	1,811
Hartford Financial Services Group, Inc. 3.60% 2049	300	307
HSBC Holdings PLC 3.973% 2030 (3-month USD-LIBOR + 1.61% on 5/22/2029)1	4,565	4,986

American Funds Corporate Bond Fund — Page 1 of 16

Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Financials (continued)	Principal amount (000)	Value (000)
HSBC Holdings PLC 4.95% 2030	$3,038	$3,575
HSBC Holdings PLC 2.85% 20311	3,750	3,754
Intesa Sanpaolo SpA 3.25% 20242	700	696
JPMorgan Chase & Co. 2.301% 2025 (USD-SOFR + 1.16% on 10/15/2024)1	2,908	3,006
JPMorgan Chase & Co. 2.522% 2031 (USD-SOFR + 2.04% on 4/22/2030)1	7,734	7,915
JPMorgan Chase & Co. 3.897% 2049 (3-month USD-LIBOR + 1.22% on 1/23/2048)1	1,489	1,732
JPMorgan Chase & Co. 3.109% 2051 (USD-SOFR + 3.109% on 4/22/2050)1	1,452	1,482
Lloyds Banking Group PLC 3.87% 2025 (UST Yield Curve Rate T Note Constant Maturity 1-year + 3.50% on 7/9/2024)1	3,710	3,946
Lloyds Banking Group PLC 4.375% 2028	590	662
Marsh & McLennan Companies, Inc. 4.375% 2029	480	567
Marsh & McLennan Companies, Inc. 2.25% 2030	500	508
Marsh & McLennan Companies, Inc. 4.90% 2049	150	200
MetLife, Inc. 4.55% 2030	2,670	3,311
MetLife, Inc. 4.60% 2046	100	125
Metropolitan Life Global Funding I 2.50% 20202	150	152
Metropolitan Life Global Funding I 1.95% 20212	850	861
Metropolitan Life Global Funding I 2.40% 20212	250	253
Metropolitan Life Global Funding I 3.45% 20212	150	156
Metropolitan Life Global Funding I 2.40% 20222	480	496
Metropolitan Life Global Funding I 1.95% 20232	3,200	3,286
Metropolitan Life Global Funding I 3.60% 20242	400	436
Metropolitan Life Global Funding I 3.45% 20262	150	169
Metropolitan Life Global Funding I 3.00% 20272	200	218
Metropolitan Life Global Funding I 3.05% 20292	750	816
Mitsubishi UFJ Financial Group, Inc. 3.195% 2029	2,190	2,361
Morgan Stanley 3.70% 2024	1,260	1,384
Morgan Stanley 2.188% 2026 (USD-SOFR + 1.99% on 4/28/2025)1	529	544
Morgan Stanley 2.699% 2031 (USD-SOFR + 1.143% on 1/22/2030)1	7,600	7,840
Nationwide Building Society 4.125% 2032 (5-year USD ICE Swap + 1.849% on 10/18/2027)1,2	500	516
New York Life Global Funding 1.70% 20212	900	914
New York Life Global Funding 2.00% 20212	800	812
New York Life Global Funding 2.30% 20222	1,150	1,188
New York Life Global Funding 3.00% 20282	100	110
New York Life Insurance Co. 3.75% 20502	451	508
Nuveen, LLC 4.00% 20282	220	257
PNC Financial Services Group, Inc. 2.20% 2024	1,000	1,050
PNC Financial Services Group, Inc. 2.55% 2030	1,000	1,063
Principal Financial Group, Inc. 4.111% 20282	250	271
Progressive Corp. 4.00% 2029	250	296
Progressive Corp. 3.20% 2030	1,060	1,192
Prudential Financial, Inc. 3.905% 2047	350	373
Prudential Financial, Inc. 4.35% 2050	250	286
Prudential Financial, Inc. 3.70% 2051	725	764
Prudential Financial, Inc., junior subordinated, 5.70% 2048 (3-month USD-LIBOR + 2.665% on 9/15/2028)1	500	540
Rabobank Nederland 4.375% 2025	500	555
Royal Bank of Canada 1.95% 2023	1,873	1,932
Royal Bank of Scotland PLC 4.445% 2030 (3-month USD-LIBOR + 1.871% on 5/5/2029)1	1,250	1,413
Toronto-Dominion Bank 2.65% 2024	500	533
Travelers Companies, Inc. 4.00% 2047	105	129
Travelers Companies, Inc. 4.05% 2048	100	124
Travelers Companies, Inc. 4.10% 2049	380	473
Travelers Companies, Inc. 2.55% 2050	353	344
U.S. Bancorp 2.40% 2024	1,800	1,908

American Funds Corporate Bond Fund — Page 2 of 16

Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Financials (continued)	Principal amount (000)	Value (000)
U.S. Bank NA 2.05% 2020	$1,650	$1,659
U.S. Bank NA 3.00% 2021	2,000	2,032
U.S. Bank NA 1.80% 2022	4,000	4,081
UBS Group AG 3.126% 2030 (3-month USD-LIBOR + 1.468% on 8/13/2029)1,2	775	820
UniCredit SpA 5.861% 2032 (5-year USD-ICE Swap + 3.703% on 6/19/2027)1,2	1,510	1,531
Wells Fargo & Co. 1.65% 2024 (USD-SOFR + 1.60% on 6/2/2023)1	3,000	3,010
Wells Fargo & Co. 2.406% 2025 (3-month USD-LIBOR + 0.82% on 10/30/2024)1	935	961
Wells Fargo & Co. 2.164% 2026 (3-month USD-LIBOR + 0.75% on 2/11/2025)1	2,118	2,149
Wells Fargo & Co. 2.572% 2031 (3-month USD-LIBOR + 1.00% on 2/11/2030)1	1,868	1,891
Wells Fargo & Co. 3.068% 2041 (USD-SOFR + 2.53% on 4/30/2040)1	3,395	3,411
Westpac Banking Corp. 2.894% 2030 (UST Yield Curve Rate T Note Constant Maturity 5-year + 1.35% on 2/4/2025)1	2,168	2,180
Westpac Banking Corp. 4.11% 2034 (UST Yield Curve Rate T Note Constant Maturity 5-year + 2.00% on 7/24/2029)1	534	575
Willis North America Inc. 2.95% 2029	913	942
Willis North America Inc. 3.875% 2049	250	269
		175,355
Utilities 14.14%
AEP Transmission Co. LLC 3.80% 2049	200	235
AEP Transmission Co. LLC 3.65% 2050	1,175	1,353
Alliant Energy Finance LLC 4.25% 20282	377	426
Ameren Corp. 2.50% 2024	242	257
Ameren Corp. 3.50% 2031	5,865	6,531
American Electric Power Co., Inc. 3.65% 2021	1,600	1,660
American Electric Power Co., Inc. 2.30% 2030	1,500	1,509
Avangrid, Inc. 3.20% 2025	1,950	2,090
Berkshire Hathaway Energy Co. 4.05% 20252	1,150	1,300
Berkshire Hathaway Energy Co. 4.25% 20502	25	32
CenterPoint Energy, Inc. 3.85% 2024	780	844
CenterPoint Energy, Inc. 2.95% 2030	3,350	3,542
CMS Energy Corp. 3.45% 2027	750	804
CMS Energy Corp. 4.875% 2044	375	473
Colbun SA 3.95% 20272	400	423
Comisión Federal de Electricidad 4.75% 20272	500	524
Connecticut Light and Power Co. 3.20% 2027	1,125	1,239
Consolidated Edison Company of New York, Inc. 3.35% 2030	600	672
Consolidated Edison Company of New York, Inc. 3.95% 2050	975	1,145
Consumers Energy Co. 3.80% 2028	81	95
Consumers Energy Co. 3.10% 2050	2,643	2,865
Consumers Energy Co. 3.50% 2051	113	134
Dominion Resources, Inc., junior subordinated, 3.071% 20241	1,000	1,063
Duke Energy Corp. 3.40% 2029	1,475	1,628
Duke Energy Corp. 2.45% 2030	2,000	2,064
Duke Energy Florida, LLC 2.50% 2029	2,500	2,675
Duke Energy Ohio, Inc. 2.125% 2030	900	926
Edison International 3.55% 2024	1,821	1,898
Edison International 4.95% 2025	1,330	1,452
Edison International 5.75% 2027	2,468	2,789
Edison International 4.125% 2028	7,482	7,785
EDP Finance BV 5.25% 20212	400	409
EDP Finance BV 3.625% 20242	200	216
Electricité de France SA 4.95% 20452	200	244
Emera Inc. 6.75% 2076 (3-month USD-LIBOR + 5.44% on 6/15/2026)1	1,567	1,698

American Funds Corporate Bond Fund — Page 3 of 16

Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Utilities (continued)	Principal amount (000)	Value (000)
Empresa Nacional de Electricidad SA 4.25% 2024	$150	$158
Enel Chile SA 4.875% 2028	145	162
Enel Finance International SA 3.50% 20282	400	425
Enel Finance International SA 4.75% 20472	222	271
Enel Società per Azioni 8.75% 2073 (USD Semi Annual 30/360 (vs. 3-month USD-LIBOR) + 5.88% on 09/24/2023)1,2	1,000	1,139
Entergy Corp. 2.95% 2026	2,085	2,277
Entergy Corp. 2.80% 2030	1,650	1,720
Entergy Corp. 3.75% 2050	1,050	1,147
Evergy Metro, Inc. 2.25% 2030	1,525	1,568
Exelon Corp. 4.70% 2050	200	251
FirstEnergy Corp. 2.05% 2025	275	281
FirstEnergy Corp. 3.50% 20282	1,000	1,093
FirstEnergy Corp. 2.65% 2030	5,775	6,033
Florida Power & Light Co. 2.85% 2025	1,375	1,498
Gulf Power Co. 3.30% 2027	1,000	1,085
Interstate Power and Light Co. 2.30% 2030	1,000	1,012
IPALCO Enterprises, Inc. 3.70% 2024	400	423
Jersey Central Power & Light Co. 4.30% 20262	1,085	1,245
Metropolitan Edison Co. 4.30% 20292	200	233
Mississippi Power Co. 3.95% 2028	500	557
Mississippi Power Co. 4.25% 2042	1,350	1,486
National Grid PLC 3.15% 20272	265	284
New York State Electric & Gas Corp. 3.25% 20262	100	109
NextEra Energy Capital Holdings, Inc. 2.75% 2025	1,700	1,821
NextEra Energy Capital Holdings, Inc. 2.25% 2030	7,530	7,688
Niagara Mohawk Power Corp. 3.508% 20242	300	330
Northern States Power Co. 2.90% 2050	1,888	1,997
Pacific Gas and Electric Co. 3.50% 20204	1,481	1,542
Pacific Gas and Electric Co. 2.45% 20224	725	757
Pacific Gas and Electric Co. 4.25% 20232,4	2,000	2,198
Pacific Gas and Electric Co. 2.95% 20264	1,313	1,337
Pacific Gas and Electric Co. 4.65% 20282,4	1,442	1,635
PacifiCorp. 3.30% 2051	2,025	2,219
PacifiCorp., First Mortgage Bonds, 3.50% 2029	1,000	1,149
PacifiCorp., First Mortgage Bonds, 2.70% 2030	1,425	1,545
Progress Energy, Inc. 7.00% 2031	525	721
Public Service Company of Colorado 1.90% 2031	1,000	1,012
Public Service Company of Colorado 3.80% 2047	2,364	2,753
Public Service Company of Colorado 3.20% 2050	75	82
Public Service Company of Colorado 2.70% 2051	795	799
Public Service Electric and Gas Co. 3.65% 2028	2,000	2,313
Public Service Electric and Gas Co. 2.45% 2030	6,527	6,912
Public Service Enterprise Group Inc. 2.25% 2026	2,000	2,117
Puget Energy, Inc. 6.50% 2020	5,000	5,149
Puget Energy, Inc. 5.625% 2022	925	985
Puget Energy, Inc. 3.65% 2025	275	282
San Diego Gas & Electric Co. 6.125% 2037	1,650	2,194
San Diego Gas & Electric Co. 3.75% 2047	692	767
San Diego Gas & Electric Co. 4.10% 2049	1,420	1,679
San Diego Gas & Electric Co. 3.32% 2050	1,225	1,312
Southern California Edison Co. 3.50% 2023	1,075	1,140
Southern California Edison Co. 3.65% 2028	169	187
Southern California Edison Co. 2.25% 2030	8,128	8,102

American Funds Corporate Bond Fund — Page 4 of 16

Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Utilities (continued)	Principal amount (000)	Value (000)
Southern California Edison Co. 4.00% 2047	$1,430	$1,581
Southern California Edison Co. 4.125% 2048	1,561	1,768
Southern California Edison Co. 3.65% 2050	3,693	3,921
Southern California Edison Co., Series C, 3.60% 2045	1,681	1,751
Southern California Gas Co. 2.55% 2030	1,975	2,106
Virginia Electric and Power Co. 4.00% 2046	1,748	2,081
Virginia Electric and Power Co. 3.30% 2049	750	840
Virginia Electric and Power Co., Series B, 3.80% 2047	1,500	1,773
Wisconsin Power and Light Co. 3.65% 2050	200	227
Xcel Energy Inc. 3.30% 2025	176	193
Xcel Energy Inc. 3.35% 2026	2,476	2,754
Xcel Energy Inc. 2.60% 2029	2,988	3,132
Xcel Energy Inc. 3.40% 2030	250	280
Xcel Energy Inc. 6.50% 2036	1,712	2,454
Xcel Energy Inc. 3.50% 2049	1,866	2,057
		167,099
Health care 10.74%
Abbott Laboratories 3.40% 2023	1,556	1,706
Abbott Laboratories 3.75% 2026	1,241	1,456
AbbVie Inc. 2.30% 2021	80	81
AbbVie Inc. 3.45% 20222	3,584	3,730
AbbVie Inc. 2.85% 2023	600	631
AbbVie Inc. 2.60% 20242	331	348
AbbVie Inc. 3.80% 20252	324	357
AbbVie Inc. 2.95% 20262	3,175	3,409
AbbVie Inc. 3.20% 20292	825	887
AbbVie Inc. 4.75% 20452	350	424
AbbVie Inc. 4.875% 2048	900	1,113
AbbVie Inc. 4.25% 20492	990	1,144
Amgen Inc. 3.15% 2040	278	292
Amgen Inc. 3.375% 2050	1,149	1,228
AstraZeneca PLC 2.375% 2022	1,000	1,033
AstraZeneca PLC 3.375% 2025	1,740	1,946
AstraZeneca PLC 4.00% 2029	1,102	1,303
Bayer US Finance II LLC 4.25% 20252	450	504
Bayer US Finance II LLC 4.375% 20282	1,800	2,063
Bayer US Finance II LLC 4.875% 20482	300	379
Becton, Dickinson and Co. 2.894% 2022	5,010	5,207
Becton, Dickinson and Co. 3.363% 2024	1,150	1,241
Becton, Dickinson and Co. 3.70% 2027	8,561	9,581
Becton, Dickinson and Co. 2.823% 2030	1,260	1,341
Becton, Dickinson and Co. 3.794% 2050	425	479
Boston Scientific Corp. 3.375% 2022	400	420
Boston Scientific Corp. 3.45% 2024	300	322
Boston Scientific Corp. 3.75% 2026	470	532
Boston Scientific Corp. 2.65% 2030	4,280	4,423
Boston Scientific Corp. 4.70% 2049	415	533
Bristol-Myers Squibb Co. 2.60% 20222	378	394
Bristol-Myers Squibb Co. 2.90% 20242	715	773
Bristol-Myers Squibb Co. 3.875% 20252	819	932
Bristol-Myers Squibb Co. 3.20% 20262	251	282
Bristol-Myers Squibb Co. 3.40% 20292	1,250	1,432
Centene Corp. 4.75% 2025	1,000	1,035

American Funds Corporate Bond Fund — Page 5 of 16

Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Health care (continued)	Principal amount (000)	Value (000)
Centene Corp. 4.625% 2029	$2,470	$2,670
Centene Corp. 3.375% 2030	1,963	1,980
Cigna Corp. 3.75% 2023	266	290
Cigna Corp. 4.375% 2028	1,110	1,305
Cigna Corp. 4.90% 2048	810	1,071
CVS Health Corp. 3.35% 2021	181	185
CVS Health Corp. 4.30% 2028	732	836
CVS Health Corp. 5.05% 2048	68	88
Eli Lilly and Co. 2.35% 2022	2,000	2,076
Eli Lilly and Co. 2.75% 2025	438	472
EMD Finance LLC 3.25% 20252	1,235	1,327
GlaxoSmithKline PLC 2.875% 2022	1,514	1,583
GlaxoSmithKline PLC 3.375% 2023	475	512
GlaxoSmithKline PLC 3.00% 2024	1,115	1,210
GlaxoSmithKline PLC 3.625% 2025	1,419	1,611
GlaxoSmithKline PLC 3.875% 2028	211	248
GlaxoSmithKline PLC 3.375% 2029	300	345
HCA Inc. 4.125% 2029	1,000	1,087
Medtronic, Inc. 3.50% 2025	89	101
Merck & Co., Inc. 2.90% 2024	1,000	1,084
Novartis Capital Corp. 1.75% 2025	3,478	3,648
Novartis Capital Corp. 2.00% 2027	2,340	2,477
Novartis Capital Corp. 2.20% 2030	750	794
Partners HealthCare System, Inc 3.192% 2049	1,000	1,022
Pfizer Inc. 3.00% 2021	657	685
Pfizer Inc. 2.80% 2022	459	479
Pfizer Inc. 3.20% 2023	2,230	2,445
Pfizer Inc. 2.95% 2024	2,000	2,201
Pfizer Inc. 2.75% 2026	191	215
Pfizer Inc. 2.625% 2030	2,755	3,002
Shire PLC 2.40% 2021	831	848
Shire PLC 2.875% 2023	605	639
Shire PLC 3.20% 2026	3,629	4,012
Takeda Pharmaceutical Co., Ltd. 4.40% 2023	9,795	10,893
Takeda Pharmaceutical Co., Ltd. 5.00% 2028	1,645	2,018
Teva Pharmaceutical Finance Co. BV 2.80% 2023	5,365	5,084
Teva Pharmaceutical Finance Co. BV 3.15% 2026	615	554
Teva Pharmaceutical Finance Co. BV 4.10% 2046	1,650	1,393
Thermo Fisher Scientific Inc. 4.497% 2030	1,208	1,478
UnitedHealth Group Inc. 2.125% 2021	100	101
UnitedHealth Group Inc. 2.375% 2024	1,055	1,123
UnitedHealth Group Inc. 3.50% 2024	845	930
UnitedHealth Group Inc. 3.75% 2025	400	458
UnitedHealth Group Inc. 2.875% 2029	1,155	1,290
UnitedHealth Group Inc. 2.00% 2030	2,000	2,062
UnitedHealth Group Inc. 4.45% 2048	1,220	1,603
UnitedHealth Group Inc. 2.90% 2050	1,000	1,041
Zimmer Holdings, Inc. 3.15% 2022	400	414
Zimmer Holdings, Inc. 3.70% 2023	925	978
		126,929

American Funds Corporate Bond Fund — Page 6 of 16

Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Information technology 7.87%	Principal amount (000)	Value (000)
Adobe Inc. 1.70% 2023	$5,000	$5,172
Adobe Inc. 1.90% 2025	327	347
Adobe Inc. 2.15% 2027	4,781	5,120
Adobe Inc. 2.30% 2030	6,004	6,425
Apple Inc. 1.80% 2024	2,000	2,105
Apple Inc. 1.125% 2025	4,315	4,390
Apple Inc. 2.65% 2050	1,532	1,580
Broadcom Inc. 4.70% 20252	500	549
Broadcom Inc. 4.75% 20292	7,059	7,745
Broadcom Inc. 4.15% 20302	2,000	2,087
Broadcom Inc. 5.00% 20302	9,130	10,114
Broadcom Ltd. 3.625% 2024	575	605
Broadcom Ltd. 3.875% 2027	2,105	2,218
Broadcom Ltd. 3.50% 2028	592	608
Fiserv, Inc. 2.25% 2027	1,920	1,958
Fiserv, Inc. 3.50% 2029	5,515	6,098
Fiserv, Inc. 2.65% 2030	4,100	4,225
Fiserv, Inc. 4.40% 2049	1,850	2,255
Global Payments Inc. 2.90% 2030	4,561	4,737
International Business Machines Corp. 3.00% 2024	1,000	1,082
International Business Machines Corp. 1.70% 2027	2,825	2,872
International Business Machines Corp. 1.95% 2030	3,600	3,603
International Business Machines Corp. 2.85% 2040	350	355
International Business Machines Corp. 2.95% 2050	2,203	2,227
Microsoft Corp. 2.40% 2022	3,000	3,104
Microsoft Corp. 3.30% 2027	1,500	1,729
Oracle Corp. 1.90% 2021	800	815
PayPal Holdings, Inc. 2.40% 2024	850	899
PayPal Holdings, Inc. 2.65% 2026	554	603
PayPal Holdings, Inc. 2.85% 2029	2,848	3,084
PayPal Holdings, Inc. 2.30% 2030	1,566	1,620
PayPal Holdings, Inc. 3.25% 2050	1,223	1,313
Visa Inc. 2.15% 2022	1,250	1,300
		92,944
Energy 7.81%
Baker Hughes, a GE Co. 4.486% 2030	1,396	1,567
BP Capital Markets America Inc. 3.633% 2030	630	706
BP Capital Markets PLC 3.79% 2024	1,600	1,753
BP Capital Markets PLC 3.41% 2026	2,870	3,157
BP Capital Markets PLC 3.00% 2050	141	138
Canadian Natural Resources Ltd. 2.95% 2023	1,495	1,529
Canadian Natural Resources Ltd. 3.85% 2027	5,238	5,419
Cenovus Energy Inc. 5.40% 2047	252	199
Cheniere Energy, Inc. 3.70% 20292	4,040	4,034
Chevron Corp. 2.954% 2026	1,750	1,941
Chevron Corp. 1.995% 2027	165	172
Chevron Corp. 2.236% 2030	2,477	2,614
Chevron Corp. 2.978% 2040	389	417
Chevron Corp. 3.078% 2050	631	680
Concho Resources Inc. 4.30% 2028	1,590	1,728
Concho Resources Inc. 4.85% 2048	750	821
Enbridge Energy Partners, LP 7.375% 2045	869	1,207
Energy Transfer Operating, LP 2.90% 2025	1,501	1,501

American Funds Corporate Bond Fund — Page 7 of 16

Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Energy (continued)	Principal amount (000)	Value (000)
Energy Transfer Operating, LP 5.00% 2050	$4,008	$3,869
Energy Transfer Partners, LP 4.20% 2027	373	382
Energy Transfer Partners, LP 6.125% 2045	125	131
Energy Transfer Partners, LP 5.30% 2047	515	506
Energy Transfer Partners, LP 6.00% 2048	1,893	2,005
Energy Transfer Partners, LP 6.25% 2049	955	1,039
EOG Resources, Inc. 4.375% 2030	1,763	2,084
Equinor ASA 3.125% 2030	210	230
Equinor ASA 3.70% 2050	202	228
Exxon Mobil Corp. 2.019% 2024	222	233
Exxon Mobil Corp. 2.992% 2025	1,000	1,096
Exxon Mobil Corp. 2.44% 2029	350	372
Exxon Mobil Corp. 3.482% 2030	2,000	2,272
Exxon Mobil Corp. 2.995% 2039	100	106
Exxon Mobil Corp. 4.327% 2050	130	162
Exxon Mobil Corp. 3.452% 2051	1,419	1,559
Kinder Morgan Energy Partners, LP 3.50% 2023	1,570	1,663
Kinder Morgan, Inc. 3.15% 2023	610	637
Kinder Morgan, Inc. 5.20% 2048	401	481
MPLX LP 3.50% 2022	650	656
MPLX LP 5.50% 2049	820	931
Noble Energy, Inc. 3.25% 2029	2,883	2,505
Noble Energy, Inc. 4.95% 2047	1,585	1,358
Noble Energy, Inc. 4.20% 2049	1,425	1,164
Occidental Petroleum Corp. 3.50% 2029	665	451
Occidental Petroleum Corp. 4.40% 2049	448	268
ONEOK, Inc. 2.20% 2025	352	337
ONEOK, Inc. 5.85% 2026	1,549	1,714
ONEOK, Inc. 3.10% 2030	606	550
ONEOK, Inc. 6.35% 2031	2,177	2,463
ONEOK, Inc. 5.20% 2048	222	224
ONEOK, Inc. 4.45% 2049	403	369
ONEOK, Inc. 7.15% 2051	540	641
Phillips 66 3.90% 2028	2,356	2,635
Sabine Pass Liquefaction, LLC 5.625% 20211	380	388
Sabine Pass Liquefaction, LLC 4.50% 20302	5,058	5,547
Shell International Finance BV 3.50% 2023	658	719
Shell International Finance BV 3.875% 2028	1,060	1,231
Shell International Finance BV 2.375% 2029	280	293
Shell International Finance BV 3.125% 2049	190	198
Sunoco Logistics Operating Partners, LP 4.00% 2027	790	793
Sunoco Logistics Operating Partners, LP 5.40% 2047	451	450
Total Capital International 2.434% 2025	285	301
Total Capital International 3.455% 2029	940	1,048
Total Capital International 3.127% 2050	1,740	1,763
TransCanada PipeLines Ltd. 4.10% 2030	6,582	7,516
TransCanada PipeLines Ltd. 5.10% 2049	750	965
Williams Companies, Inc. 3.50% 2030	3,139	3,295
Williams Partners LP 4.50% 2023	2,000	2,151
Williams Partners LP 3.90% 2025	165	177
Williams Partners LP 6.30% 2040	248	300
Williams Partners LP 5.10% 2045	165	186
		92,225

American Funds Corporate Bond Fund — Page 8 of 16

Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Industrials 7.49%	Principal amount (000)	Value (000)
3M Co. 2.25% 2023	$1,400	$1,472
3M Co. 3.25% 2024	90	98
Boeing Co. 2.70% 2022	2,100	2,110
Boeing Co. 4.875% 2025	9,590	10,190
Boeing Co. 3.10% 2026	622	605
Boeing Co. 2.70% 2027	1,103	1,028
Boeing Co. 5.04% 2027	2,126	2,260
Boeing Co. 3.20% 2029	1,031	976
Boeing Co. 2.95% 2030	65	62
Boeing Co. 5.15% 2030	5,312	5,683
Boeing Co. 3.60% 2034	430	395
Burlington Northern Santa Fe LLC 3.00% 2023	1,000	1,058
Carrier Global Corp. 2.242% 20252	2,753	2,763
Carrier Global Corp. 2.493% 20272	823	799
Carrier Global Corp. 2.722% 20302	2,318	2,215
Carrier Global Corp. 3.377% 20402	119	106
Carrier Global Corp. 3.577% 20502	103	93
CSX Corp. 3.80% 2028	1,559	1,779
CSX Corp. 4.25% 2029	1,000	1,185
CSX Corp. 2.40% 2030	425	446
CSX Corp. 4.75% 2048	254	327
CSX Corp. 3.35% 2049	1,015	1,104
GE Capital Funding, LLC 3.45% 20252	250	254
General Dynamics Corp. 3.50% 2025	1,000	1,116
General Dynamics Corp. 3.75% 2028	676	783
General Dynamics Corp. 4.25% 2050	535	700
General Electric Capital Corp. 3.373% 2025	2,025	2,060
General Electric Co. 3.45% 2027	775	768
General Electric Co. 3.625% 2030	1,575	1,561
General Electric Co. 4.25% 2040	575	561
General Electric Co. 4.125% 2042	8	7
General Electric Co. 4.35% 2050	975	949
Honeywell International Inc. 2.15% 2022	2,820	2,929
Honeywell International Inc. 2.30% 2024	3,525	3,751
Honeywell International Inc. 1.35% 2025	124	127
Honeywell International Inc. 2.70% 2029	1,522	1,673
Honeywell International Inc. 1.95% 2030	2,500	2,562
Honeywell International Inc. 2.80% 2050	250	263
Lockheed Martin Corp. 2.50% 2020	774	781
Lockheed Martin Corp. 3.10% 2023	135	144
Lockheed Martin Corp. 1.85% 2030	650	666
Lockheed Martin Corp. 4.50% 2036	10	13
Lockheed Martin Corp. 4.70% 2046	1,150	1,572
Lockheed Martin Corp. 2.80% 2050	500	526
Norfolk Southern Corp. 3.00% 2022	1,071	1,107
Norfolk Southern Corp. 3.05% 2050	1,554	1,582
Northrop Grumman Corp. 2.55% 2022	3,560	3,730
Northrop Grumman Corp. 3.25% 2028	1,100	1,221
Northrop Grumman Corp. 5.15% 2040	730	985
Northrop Grumman Corp. 5.25% 2050	1,190	1,719
Otis Worldwide Corp. 2.056% 20252	2,500	2,585
Otis Worldwide Corp. 2.293% 20272	1,500	1,528
Otis Worldwide Corp. 2.565% 20302	500	506
Otis Worldwide Corp. 3.362% 20502	250	253

American Funds Corporate Bond Fund — Page 9 of 16

Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Industrials (continued)	Principal amount (000)	Value (000)
Rockwell Collins, Inc. 2.80% 2022	$390	$401
Roper Technologies, Inc. 2.80% 2021	25	26
Siemens AG 2.70% 20222	250	259
Siemens AG 2.90% 20222	450	471
Siemens AG 2.35% 20262	990	1,052
Union Pacific Corp. 3.15% 2024	750	812
Union Pacific Corp. 2.15% 2027	1,000	1,053
Union Pacific Corp. 3.95% 2028	332	386
Union Pacific Corp. 3.70% 2029	1,000	1,144
Union Pacific Corp. 2.40% 2030	470	493
Union Pacific Corp. 4.30% 2049	510	643
Union Pacific Corp. 3.25% 2050	1,291	1,379
Union Pacific Corp. 3.95% 2059	805	933
United Technologies Corp. 3.65% 2023	57	62
United Technologies Corp. 3.95% 2025	535	609
United Technologies Corp. 4.125% 2028	1,475	1,712
United Technologies Corp. 4.50% 2042	250	307
Waste Management, Inc. 2.95% 2024	745	797
Westinghouse Air Brake Technologies Corp. 4.40% 20241	250	256
		88,531
Communication services 7.41%
AT&T Inc. 2.30% 2027	2,125	2,153
AT&T Inc. 2.75% 2031	5,840	5,894
AT&T Inc. 4.50% 2035	795	904
AT&T Inc. 3.50% 2041	900	909
AT&T Inc. 4.30% 2042	271	300
AT&T Inc. 4.35% 2045	1,886	2,086
AT&T Inc. 4.75% 2046	871	1,019
AT&T Inc. 3.65% 2051	1,300	1,316
CCO Holdings LLC and CCO Holdings Capital Corp. 4.50% 2024	1,500	1,663
CCO Holdings LLC and CCO Holdings Capital Corp. 5.05% 2029	1,000	1,173
CCO Holdings LLC and CCO Holdings Capital Corp. 5.125% 2049	927	1,079
CCO Holdings LLC and CCO Holdings Capital Corp. 4.80% 2050	520	581
Charter Communications Operating, LLC/Charter Communications Operating Capital 2.80% 2031	4,395	4,406
Charter Communications Operating, LLC/Charter Communications Operating Capital 3.70% 2051	2,000	1,939
Comcast Corp. 3.95% 2025	1,500	1,720
Comcast Corp. 4.15% 2028	1,000	1,185
Comcast Corp. 2.65% 2030	1,380	1,473
Comcast Corp. 1.95% 2031	1,719	1,725
Comcast Corp. 3.75% 2040	67	77
Comcast Corp. 4.00% 2047	200	238
Comcast Corp. 4.00% 2048	290	346
Comcast Corp. 3.45% 2050	680	757
Comcast Corp. 2.80% 2051	2,400	2,374
Deutsche Telekom AG 3.625% 20502	1,965	2,133
Discovery Communications, Inc. 3.625% 2030	1,904	2,016
Discovery Communications, Inc. 4.65% 2050	1,090	1,163
Fox Corp. 3.50% 2030	3,934	4,240
Fox Corp. 5.576% 2049	370	491
NBCUniversal Enterprise, Inc., junior subordinated, 5.25% 20492	2,035	2,056
T-Mobile US, Inc. 3.875% 20302	8,710	9,486
T-Mobile US, Inc. 4.375% 20402	1,875	2,077
T-Mobile US, Inc. 4.50% 20502	3,975	4,489

American Funds Corporate Bond Fund — Page 10 of 16

Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Communication services (continued)	Principal amount (000)	Value (000)
Verizon Communications Inc. 3.00% 2027	$1,975	$2,154
Verizon Communications Inc. 4.329% 2028	2,578	3,083
Verizon Communications Inc. 3.875% 2029	225	262
Verizon Communications Inc. 4.016% 2029	1,770	2,094
Verizon Communications Inc. 3.15% 2030	5,125	5,693
Verizon Communications Inc. 5.25% 2037	75	101
Verizon Communications Inc. 3.85% 2042	206	242
Verizon Communications Inc. 4.125% 2046	292	360
Verizon Communications Inc. 4.00% 2050	337	416
Vodafone Group PLC 5.25% 2048	830	1,080
Vodafone Group PLC 4.25% 2050	2,100	2,422
Walt Disney Co. 2.65% 2031	5,140	5,494
Walt Disney Co. 3.60% 2051	350	393
WPP Finance 2010 3.75% 2024	200	213
		87,475
Consumer staples 7.24%
Altria Group, Inc. 2.35% 2025	140	145
Altria Group, Inc. 4.40% 2026	228	262
Altria Group, Inc. 4.80% 2029	4,380	5,023
Altria Group, Inc. 3.40% 2030	984	1,040
Altria Group, Inc. 5.80% 2039	110	134
Altria Group, Inc. 5.95% 2049	2,433	3,121
Altria Group, Inc. 4.45% 2050	102	111
Anheuser-Busch Co./InBev Worldwide 4.90% 2046	3,165	3,681
Anheuser-Busch InBev NV 4.15% 2025	1,000	1,125
Anheuser-Busch InBev NV 4.00% 2028	200	226
Anheuser-Busch InBev NV 4.75% 2029	1,531	1,811
Anheuser-Busch InBev NV 3.50% 2030	2,216	2,437
Anheuser-Busch InBev NV 4.90% 2031	250	305
Anheuser-Busch InBev NV 5.45% 2039	160	197
Anheuser-Busch InBev NV 5.55% 2049	889	1,117
Anheuser-Busch InBev NV 4.50% 2050	117	131
British American Tobacco PLC 2.764% 2022	310	320
British American Tobacco PLC 2.789% 2024	1,500	1,563
British American Tobacco PLC 3.215% 2026	2,195	2,289
British American Tobacco PLC 3.557% 2027	5,503	5,791
British American Tobacco PLC 4.70% 2027	180	202
British American Tobacco PLC 4.906% 2030	3,718	4,271
British American Tobacco PLC 4.54% 2047	3,110	3,313
British American Tobacco PLC 4.758% 2049	360	393
British American Tobacco PLC 5.282% 2050	1,000	1,175
Coca-Cola Co. 1.75% 2024	2,250	2,376
Conagra Brands, Inc. 3.80% 2021	2,062	2,144
Conagra Brands, Inc. 4.30% 2024	2,900	3,212
Conagra Brands, Inc. 4.60% 2025	1,155	1,330
Conagra Brands, Inc. 5.30% 2038	101	129
Conagra Brands, Inc. 5.40% 2048	929	1,240
Constellation Brands, Inc. 2.65% 2022	600	623
Constellation Brands, Inc. 4.25% 2023	457	500
Constellation Brands, Inc. 3.60% 2028	200	214
Constellation Brands, Inc. 2.875% 2030	1,921	1,996
Constellation Brands, Inc. 4.10% 2048	200	213
Constellation Brands, Inc. 3.75% 2050	518	536

American Funds Corporate Bond Fund — Page 11 of 16

Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Consumer staples (continued)	Principal amount (000)	Value (000)
Costco Wholesale Corp. 2.30% 2022	$150	$156
Costco Wholesale Corp. 2.75% 2024	150	163
Costco Wholesale Corp. 1.60% 2030	2,000	2,020
Keurig Dr Pepper Inc. 3.551% 2021	625	643
Keurig Dr Pepper Inc. 4.057% 2023	1,950	2,127
Keurig Dr Pepper Inc. 4.417% 2025	455	519
Keurig Dr Pepper Inc. 4.597% 2028	591	703
Keurig Dr Pepper Inc. 3.20% 2030	403	438
Keurig Dr Pepper Inc. 5.085% 2048	704	921
Keurig Dr Pepper Inc. 3.80% 2050	1,260	1,378
Kimberly-Clark Corp. 3.10% 2030	528	604
Molson Coors Brewing Co. 4.20% 2046	1,050	993
Nestlé Holdings, Inc. 3.35% 20232	2,200	2,393
PepsiCo, Inc. 3.625% 2050	1,130	1,358
Philip Morris International Inc. 2.875% 2024	972	1,041
Philip Morris International Inc. 1.50% 2025	228	233
Philip Morris International Inc. 3.375% 2029	1,395	1,566
Philip Morris International Inc. 2.10% 2030	1,855	1,872
Procter & Gamble Co. 2.80% 2027	83	92
Procter & Gamble Co. 3.00% 2030	152	174
Procter & Gamble Co. 3.60% 2050	922	1,161
Reynolds American Inc. 4.45% 2025	225	249
Reynolds American Inc. 5.85% 2045	225	271
Wal-Mart Stores, Inc. 3.125% 2021	1,000	1,028
Wal-Mart Stores, Inc. 2.35% 2022	200	210
Wal-Mart Stores, Inc. 3.40% 2023	535	581
Wal-Mart Stores, Inc. 2.85% 2024	3,102	3,368
Wal-Mart Stores, Inc. 3.05% 2026	350	393
Wal-Mart Stores, Inc. 3.70% 2028	350	415
Wal-Mart Stores, Inc. 2.375% 2029	1,000	1,088
WM. Wrigley Jr. Co. 3.375% 20202	2,700	2,725
		85,579
Consumer discretionary 2.65%
Amazon.com, Inc. 3.15% 2027	450	512
Amazon.com, Inc. 4.05% 2047	165	218
American Honda Finance Corp. 3.50% 2028	39	42
Bayerische Motoren Werke AG 1.85% 20212	100	100
Bayerische Motoren Werke AG 2.00% 20212	400	402
Bayerische Motoren Werke AG 3.45% 20232	472	493
Bayerische Motoren Werke AG 3.80% 20232	136	143
Bayerische Motoren Werke AG 3.90% 20252	81	88
General Motors Co. 5.40% 2023	737	779
General Motors Co. 6.125% 2025	2,726	2,982
General Motors Co. 6.60% 2036	45	48
General Motors Co. 6.75% 2046	305	333
General Motors Co. 5.40% 2048	650	628
General Motors Co. 5.95% 2049	380	391
General Motors Financial Co. 3.55% 2021	200	200
General Motors Financial Co. 3.55% 2022	870	862
General Motors Financial Co. 5.20% 2023	2,443	2,545
General Motors Financial Co. 3.50% 2024	1,690	1,650
General Motors Financial Co. 2.90% 2025	130	127
Home Depot, Inc. 3.90% 2028	125	149

American Funds Corporate Bond Fund — Page 12 of 16

Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Consumer discretionary (continued)	Principal amount (000)	Value (000)
Home Depot, Inc. 2.95% 2029	$910	$1,012
Home Depot, Inc. 4.50% 2048	85	113
Home Depot, Inc. 3.125% 2049	96	105
Home Depot, Inc. 3.35% 2050	1,570	1,780
Hyundai Capital America 3.25% 20222	150	149
Lowe’s Companies, Inc. 3.65% 2029	898	1,017
Lowe’s Companies, Inc. 4.05% 2047	39	45
Lowe’s Companies, Inc. 4.55% 2049	390	487
McDonald’s Corp. 2.125% 2030	404	410
Morongo Band of Mission Indians 7.00% 20392	1,100	1,247
Sands China Ltd. 5.40% 2028	1,500	1,603
Toyota Motor Credit Corp. (3-month USD-LIBOR + 0.15%) 1.47% 20203	2,150	2,150
Toyota Motor Credit Corp. 2.15% 2022	625	643
Toyota Motor Credit Corp. 2.60% 2022	720	740
Toyota Motor Credit Corp. 1.80% 2025	200	205
Toyota Motor Credit Corp. 3.20% 2027	340	371
Toyota Motor Credit Corp. 3.05% 2028	384	410
Toyota Motor Credit Corp. 3.375% 2030	1,804	2,027
Volkswagen Group of America Finance, LLC 2.90% 20222	200	204
Volkswagen Group of America Finance, LLC 2.85% 20242	1,334	1,374
Volkswagen Group of America Finance, LLC 3.35% 20252	2,372	2,474
		31,258
Real estate 1.93%
Alexandria Real Estate Equities, Inc. 3.80% 2026	105	115
Alexandria Real Estate Equities, Inc. 3.95% 2028	35	38
Alexandria Real Estate Equities, Inc. 2.75% 2029	134	138
Alexandria Real Estate Equities, Inc. 3.375% 2031	40	43
American Campus Communities, Inc. 3.75% 2023	300	301
American Campus Communities, Inc. 4.125% 2024	15	15
American Campus Communities, Inc. 3.30% 2026	2,832	2,684
American Campus Communities, Inc. 3.625% 2027	890	846
American Campus Communities, Inc. 2.85% 2030	550	480
EPR Properties 3.75% 2029	300	245
Equinix, Inc. 2.625% 2024	2,145	2,269
Equinix, Inc. 2.90% 2026	2,033	2,151
Equinix, Inc. 3.20% 2029	3,495	3,769
Essex Portfolio LP 3.625% 2022	200	206
Essex Portfolio LP 3.50% 2025	70	75
Essex Portfolio LP 3.375% 2026	200	213
Essex Portfolio LP 4.00% 2029	180	197
Federal Realty REIT Investment Trust 3.50% 2030	858	879
Gaming and Leisure Properties, Inc. 3.35% 2024	110	102
Gaming and Leisure Properties, Inc. 4.00% 2030	289	253
Kimco Realty Corp. 3.40% 2022	1,525	1,576
Kimco Realty Corp. 3.30% 2025	1,000	1,014
Scentre Group 2.375% 20212	130	131
Scentre Group 3.50% 20252	50	51
WEA Finance LLC 3.25% 20202	90	90
Westfield Corp. Ltd. 3.15% 20222	4,585	4,587
Westfield Corp. Ltd. 3.50% 20292	312	290
		22,758

American Funds Corporate Bond Fund — Page 13 of 16

Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Materials 1.83%	Principal amount (000)	Value (000)
Air Liquide SA 2.25% 20292	$518	$534
Air Products and Chemicals, Inc. 1.50% 2025	227	233
Air Products and Chemicals, Inc. 1.85% 2027	60	62
Air Products and Chemicals, Inc. 2.05% 2030	2,573	2,672
Air Products and Chemicals, Inc. 2.70% 2040	215	223
Air Products and Chemicals, Inc. 2.80% 2050	91	96
Anglo American Capital PLC 5.625% 20302	1,430	1,647
ArcelorMittal 3.60% 2024	427	420
Braskem SA 4.50% 20302	660	580
Chevron Phillips Chemical Co. LLC 3.30% 20232	390	407
Dow Chemical Co. 3.15% 2024	205	215
Dow Chemical Co. 4.55% 2025	200	224
Dow Chemical Co. 3.625% 2026	1,298	1,410
Dow Chemical Co. 4.80% 2028	500	578
Dow Chemical Co. 4.625% 2044	100	113
Dow Chemical Co. 5.55% 2048	290	370
Dow Chemical Co. 4.80% 2049	690	809
E.I. du Pont de Nemours and Co. 1.70% 2025	448	459
E.I. du Pont de Nemours and Co. 2.30% 2030	1,006	1,043
Glencore Funding LLC 4.125% 20242	1,000	1,059
LYB International Finance BV 4.875% 2044	100	115
LYB International Finance III, LLC 4.20% 2049	249	266
LYB International Finance III, LLC 4.20% 2050	350	370
LyondellBasell Industries NV 6.00% 2021	200	211
Newcrest Finance Pty Ltd. 3.25% 20302	1,492	1,561
Newcrest Finance Pty Ltd. 4.20% 20502	572	619
Nutrien Ltd. 1.90% 2023	111	113
Nutrien Ltd. 4.20% 2029	250	285
Nutrien Ltd. 2.95% 2030	948	991
Nutrien Ltd. 5.00% 2049	450	555
Nutrien Ltd. 3.95% 2050	250	271
Praxair, Inc. 3.00% 2021	350	361
Sherwin-Williams Co. 2.75% 2022	22	23
Sherwin-Williams Co. 3.125% 2024	600	641
Sherwin-Williams Co. 3.45% 2027	150	165
Sherwin-Williams Co. 2.30% 2030	191	191
Sherwin-Williams Co. 3.80% 2049	300	331
Sherwin-Williams Co. 3.30% 2050	200	201
Westlake Chemical Corp. 5.00% 2046	130	130
Westlake Chemical Corp. 4.375% 2047	160	145
Yara International ASA 3.148% 20302	951	964
		21,663
Total corporate bonds & notes		991,816
U.S. Treasury bonds & notes 6.80% U.S. Treasury 6.80%
U.S. Treasury 1.625% 2021	695	711
U.S. Treasury 0.125% 2022	743	742
U.S. Treasury 0.125% 2022	147	147
U.S. Treasury 1.50% 2024	74	78
U.S. Treasury 0.25% 2025	8,123	8,102
U.S. Treasury 0.375% 2025	3,012	3,022
U.S. Treasury 0.625% 20275	3,933	3,969

American Funds Corporate Bond Fund — Page 14 of 16

Bonds, notes & other debt instruments (continued) U.S. Treasury bonds & notes (continued) U.S. Treasury (continued)	Principal amount (000)	Value (000)
U.S. Treasury 2.375% 2029	$84	$97
U.S. Treasury 0.625% 2030	16,548	16,505
U.S. Treasury 3.125% 20485	244	342
U.S. Treasury 2.375% 20495	24,321	29,990
U.S. Treasury 2.00% 2050	14,553	16,646
Total U.S. Treasury bonds & notes		80,351
Municipals 0.09% South Carolina 0.09%
Public Service Auth., Rev. Obligations (Santee Cooper), Series 2015-E, 5.25% 2055	400	437
Public Service Auth., Rev. Obligations (Santee Cooper), Series 2016-B, 5.00% 2036	100	112
Public Service Auth., Rev. Ref. Obligations (Santee Cooper), Series 2016-C, 5.00% 2035	460	516
Total municipals		1,065
Asset-backed obligations 0.08%
Global SC Finance V SRL, Series 2019-1A, Class B, 4.81% 20392,6	1,032	1,003
Total bonds, notes & other debt instruments (cost: $1,012,099,000)		1,074,235
Short-term securities 7.80% Money market investments 7.80%	Shares
Capital Group Central Cash Fund 0.28%7	921,531	92,162
Total short-term securities (cost: $92,167,000)		92,162
Total investment securities 98.72% (cost: $1,104,266,000)		1,166,397
Other assets less liabilities 1.28%		15,088
Net assets 100.00%		$1,181,485

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount8 (000)	Value at 5/31/20209 (000)	Unrealized appreciation (depreciation) at 5/31/2020 (000)
2 Year U.S. Treasury Note Futures	Long	271	October 2020	$54,200	$59,849	$14
5 Year U.S. Treasury Note Futures	Long	168	October 2020	16,800	21,105	34
10 Year U.S. Treasury Note Futures	Short	43	September 2020	(4,300)	(5,980)	(17)
10 Year Ultra U.S. Treasury Note Futures	Short	620	September 2020	(62,000)	(97,543)	(371)
20 Year U.S. Treasury Bond Futures	Long	408	September 2020	40,800	72,777	246
30 Year Ultra U.S. Treasury Bond Futures	Short	17	September 2020	(1,700)	(3,707)	(26)
						$(120)

American Funds Corporate Bond Fund — Page 15 of 16

1	Step bond; coupon rate may change at a later date.
2	Acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $151,123,000, which represented 12.79% of the net assets of the fund.
3	Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available.
4	Scheduled interest and/or principal payment was not received.
5	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $912,000, which represented .08% of the net assets of the fund.
6	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
7	Rate represents the seven-day yield at 5/31/2020.
8	Notional amount is calculated based on the number of contracts and notional contract size.
9	Value is calculated based on the notional amount and current market price.

Key to abbreviations and symbol
Auth. = Authority
ICE = Intercontinental Exchange, Inc.
LIBOR = London Interbank Offered Rate
Ref. = Refunding
Rev. = Revenue
SOFR = Secured Overnight Financing Rate
USD/$ = U.S. dollars

Additional financial disclosures are included in the fund’s current shareholder report and should be read in conjunction with this report.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the Capital Group website at capitalgroup.com.

All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.

American Funds Distributors, Inc., member FINRA.

© 2020 Capital Group. All rights reserved.

MFGEFPX-032-0720O-S78163	American Funds Corporate Bond Fund — Page 16 of 16

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of American Funds Corporate Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the summary investment portfolio, of American Funds Corporate Bond Fund (the “Fund”) as of May 31, 2020, the related statement of operations for the year ended May 31, 2020, the statement of changes in net assets for each of the two years in the period ended May 31, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (included in Item 1 of this Form N-CSR) and the investment portfolio (included in Item 6 of this Form N-CSR) as of May 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended May 31, 2020 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Los Angeles, California

July 14, 2020

We have served as the auditor of one or more investment companies in The Capital Group Companies Investment Company Complex since 1934.

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)

There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s semi-annual period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN FUNDS CORPORATE BOND FUND

By __/s/ Kristine M. Nishiyama________________
Kristine M. Nishiyama, Executive Vice President and Principal Executive Officer

Date: July 31, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By _ /s/ Kristine M. Nishiyama_____________
Kristine M. Nishiyama, Executive Vice President and Principal Executive Officer

Date: July 31, 2020

By ___/s/ Brian C. Janssen__________________
Brian C. Janssen, Treasurer and Principal Financial Officer

Date: July 31, 2020